                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                           Nuveen Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                    Date of reporting period: December 31, 2005
                                              -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated December
                                               31, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers later sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 16, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager Comments

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about the Fund's performance during the six-month reporting period that ended December 31, 2005.

--------------------------------------------------------------------------------

How did the Fund perform during the six months ended December 31, 2005?

We are pleased to report that the total return of the Fund's Class A shares on NAV exceeded the return of the Lipper Multi-Cap Value peer group for the six months ending December 31, 2005. The Fund's results, as well as the performance of several appropriate benchmarks, are available in the table on page 3. We credit our opportunistic investment approach and strong gains in the portfolio's energy, technology, and industrial commodity stocks for our outperformance. Several other holdings also reported strong gains after announcing corporate restructuring initiatives, merger and acquisition activity, or share buybacks that generated value to shareholders. On the other hand, many of our financial holdings were under pressure during the period because of concerns of a slowdown in mortgage activity and a persistently flat yield curve that depressed net interest margins. None of the Fund's investments suffered material losses as a consequence of hurricanes Katrina and Rita that devastated the Gulf Coast region in August and September.

What was your strategy in managing the Fund during the reporting period?

We employed a consistent opportunistic approach to investing, utilizing a bottom-up strategy that focused on trying to identify attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just its income statement. We continue to believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given market conditions, how did you apply this management strategy?

Since its inception, the Fund has remained broadly diversified across many industries in companies that satisfy our investment criteria. In terms of trading activity, we established a new position in Warren Resources Inc. based on what we believed were a compelling valuation and several catalysts. We also added Tyson Foods Inc. due to improving fundamentals of the meat processing industry, and increased the Fund's holding in American Home Mortgage Investment Corp. because of its attractive dividend yield, compelling valuation, and our expectation that pressures on mortgage REIT's will ease as the Federal Reserve completes raising short-term interest rates. Other new investments include power generation company, NRG Energy Inc., and postal equipment manufacturer Pitney Bowes Inc.

Were there any specific sector concentrations, security selections, or other factors that provided a significant positive impact on Fund performance over the reporting period?

Our investments in the energy sector performed very well because of strong fundamentals and expectations that higher-than-historical crude

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 12/31/05

                                                    Average Annual
                                                -----------------------
                                                                Since
                                     Cumulative               Inception
                                      6-Month   1-Year 5-Year (11/4/97)
                                     -          -----------------------
         Nuveen NWQ Multi-Cap
           Value Fund
           A Shares at NAV                9.66% 11.17% 13.99%    13.16%
           A Shares at Offer              3.34%  4.77% 12.65%    12.34%
         Lipper Multi-Cap Value
           Funds Index/1/                 5.29%  6.33%  6.25%     6.88%
         Russell 3000 Value Index/2/      5.07%  6.85%  5.86%     7.47%
         S&P 500 Index/3/                 5.77%  4.91%  0.54%     4.96%
         --------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

prices that we witnessed in 2005 will be sustainable. Ongoing uncertainties as to whether or not global supply will be able to meet increased demand contributed to the sharp rise in crude prices. In this environment, we continue to favor the exploration and production companies Kerr McGee Corporation, Nexen Inc., Noble Energy Inc., and Warren Resources Inc. because of their strong fundamentals, attractive valuations (assuming lower commodity prices), and projected catalysts.

Modest capital spending levels and strong demand for consumer electronics were the dominate macro trends in the technology sector. Our technology holdings performed very well, including gains in Agilent Technologies Inc., Mattson Technology Inc., and SonicWALL Inc. Beyond improving fundamentals and operating trends for these companies, the catalyst for the sharp rise in Agilent Technologies was the company's announcement of a major restructuring initiative that will drive better operating results through the divestiture of non-core businesses, consolidation of real estate properties, and paying down debt. The company also completed a Dutch tender auction that reduced its shares outstanding.

Our industrial stocks continued to benefit from healthy global economic growth and bullish sector fundamentals. A recovery in steel prices and more normalized inventory levels contributed to the gain in our steel stocks U.S. Steel Corporation and Korea-based Posco, while strength in gold prices and an attractive valuation were the catalysts for the rise in Barrick Gold Corporation. Gold prices climbed to 23-year highs during the period due to inflation worries and speculation that Russia, Argentina, and South Africa are contemplating boosting their gold reserves. The rally in gold was


--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                           Semiannual Report  Page 3
accompanied by recent highs for silver, platinum, copper, and other metals. Our investment in heating and cooling manufacturer, York International Corp., was also up strongly after being acquired by Johnson Controls Inc.

Another area of strength was our insurance holdings of Hartford Financial Services Group Inc. and Aon Corporation. Strong variable annuity sales in Japan contributed to the rise in Hartford Financial Services, while insurance broker Aon appreciated because new management and structural changes are yielding improvements in top line growth and operating margins. The company is also poised to benefit as its main competitor, Marsh and McLennan Companies Inc., struggles to repair its reputation following a recent settlement with the government related to bid rigging and overcharging its customers. Finally, our tobacco holdings of Altria Group Inc. (parent of Philip Morris) and Loews Corporation (parent of Carolina Group) benefited from an improving litigation environment, including the reversal of a $10.1 billion class-action judgment against Altria Group by the Illinois Supreme Court that was related to the marketing of "Lights" cigarettes.

Were there any specific concentrations, securities, or factors that hurt overall Fund performance during the reporting period?

Just as there were several standouts during the period, as typical the fund also had some laggards that detracted from performance. Most of our laggards this period emanated from the finance sector due to a persistently flat yield curve and its bearing on net interest margins and company fundamentals. Expectations of a slowdown in mortgage activity also had a negative impact on our mortgage origination (Countrywide Financial Corp. and IndyMac Bancorp Inc.) and mortgage REIT holdings (American Home Mortgage Investment Corp., Friedman, Billings, Ramsey Group Inc., HomeBanc Corp., and MFA Mortgage Investments, Inc.) Fannie Mae also declined because the company was required to reduce its retained portfolio in order to meet the surplus capital requirements mandated by its government regulator. Despite the weakness in the shares this period, we believe the fundamentals of our mortgage lenders remain solid as both firms continue to increase market share and enjoy the benefits of their more diversified business models. Our mortgage REIT stocks should also recover if and when the Federal Reserve concludes tightening short-term interest rates, and mortgage prepayment rates decline.


--------------------------------------------------------------------------------

                           Semiannual Report  Page 4

  Fund Spotlight as of 12/31/05                  Nuveen NWQ Multi-Cap Value Fund

================================================================================

       Quick Facts
                                      A Shares B Shares C Shares R Shares
       ------------------------------------------------------------------
       NAV                              $22.23   $21.94   $21.95   $22.15
       ------------------------------------------------------------------
       Latest Long-Term Capital Gains
        Distribution/1/                $0.2059  $0.2059  $0.2059  $0.2059
       ------------------------------------------------------------------
       Inception Date                 12/09/02 12/09/02 12/09/02 11/04/97
       ------------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/05
                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                11.17%      4.77%
                        -------------------------------------------
                        5-Year                13.99%     12.65%
                        -------------------------------------------
                        Since Inception       13.16%     12.34%
                        -------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                10.28%      6.28%
                        -------------------------------------------
                        5-Year                13.14%     13.02%
                        -------------------------------------------
                        Since Inception       12.33%     12.33%
                        -------------------------------------------
                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                10.33%
                        -------------------------------------------
                        5-Year                13.15%
                        -------------------------------------------
                        Since Inception       12.32%
                        -------------------------------------------
                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                11.41%
                        -------------------------------------------
                        5-Year                14.29%
                        -------------------------------------------
                        Since Inception       13.45%
                        -------------------------------------------

                  Top Five Common Stock Holdings/2/
                  Kerr-McGee Corporation                  5.9%
                  --------------------------------------------
                  Computer Associates International, Inc. 5.6%
                  --------------------------------------------
                  Viacom Inc., Class B                    4.7%
                  --------------------------------------------
                  Fannie Mae                              3.9%
                  --------------------------------------------
                  Noble Energy, Inc.                      3.9%
                  --------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

 Common Stocks                        93.2%
 Short-Term Investments                6.8%


           Portfolio Statistics
           Net Assets ($000)                                $636,868
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $25 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                48
           ---------------------------------------------------------
           Expense Ratio/3/                                    1.31%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
3Class A shares after credit/reimbursement for the six months ended December
 31, 2005.

                           Semiannual Report  Page 5

  Fund Spotlight as of 12/31/05                  Nuveen NWQ Multi-Cap Value Fund

================================================================================


                  Industries/1/
                  Oil, Gas & Consumable Fuels            13.8%
                  --------------------------------------------
                  Thrifts & Mortgage Finance             12.8%
                  --------------------------------------------
                  Aerospace & Defense                     7.3%
                  --------------------------------------------
                  Media                                   7.1%
                  --------------------------------------------
                  Insurance                               7.0%
                  --------------------------------------------
                  Metals & Mining                         5.9%
                  --------------------------------------------
                  Software                                5.6%
                  --------------------------------------------
                  Tobacco                                 3.8%
                  --------------------------------------------
                  Real Estate                             3.6%
                  --------------------------------------------
                  Paper & Forest Products                 2.5%
                  --------------------------------------------
                  Commercial Banks                        2.2%
                  --------------------------------------------
                  Consumer Finance                        2.0%
                  --------------------------------------------
                  Diversified Financial Services          2.0%
                  --------------------------------------------
                  Diversified Telecommunication Services  2.0%
                  --------------------------------------------
                  Semiconductors & Equipment              1.9%
                  --------------------------------------------
                  Short-Term Investments                  6.8%
                  --------------------------------------------
                  Other                                  13.7%
                  --------------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,096.60 $1,092.00 $1,092.50 $1,097.90     $1,018.60 $1,014.82 $1,014.77 $1,019.86
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.92 $   10.86 $   10.92 $    5.61     $    6.67 $   10.46 $   10.51 $    5.40
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.31%, 2.06%, 2.07% and 1.06% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 6

  Portfolio Managers' Comments

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the six-month reporting period ended December 31, 2005.

--------------------------------------------------------------------------------

How did the Funds perform during the past six-month reporting period?

The table on page 8 provides performance information for the three Funds (Class A shares at net asset value) for the six months ending December 31, 2005. The table also compares the Funds' performance to appropriate benchmarks.

The Class A share at NAV total return of the Nuveen Large-Cap Value Fund outperformed the broad stock market, as measured by the Standard & Poor's 500 Index (S&P 500), as well as the Russell 1000 Value Index and its Lipper peer group average. The Class A share at NAV total return of the Nuveen Balanced Municipal and Stock Fund and the Nuveen Balanced Stock and Bond Fund both underperformed the Lipper Balanced Funds Index during the reporting period.

What was your strategy in managing the equity portion of the Funds?

A significant management focus during the reporting period was to position the portfolios more defensively. We believed this approach was prudent in light of a potentially slower economy in 2006. Continued rising energy prices, due in large part to the destruction of Hurricanes Rita and Katrina, was a major reason for this view. Another risk to the economy came in the form of higher short-term interest rates. At each meeting during the period, the Federal Reserve Board raised the federal funds rate by a quarter-percentage point, bringing it to 4.25% by the end of December. (After the end of the reporting period, the Fed raised the rate an additional .25% to 4.5%.) A decline in housing and automobile sales was further evidence that the economy could be losing steam.

In response, we reduced our exposure to companies whose earnings depend on increased capital investments and to basic materials stocks. We also sold some of our consumer-services investments but added to our weighting in consumer-staples stocks, which do not tend to be overly sensitive to a slowing economy.

Another management theme was to continue to invest in companies that we believed were likely to benefit from an imbalance of supply and demand for their products and services. This led us to emphasize two market areas in particular - energy and transportation.

In energy, the demand for oil continued to be strong and rapidly increasing, in large measure because of strong growth from emerging markets, especially China and India. What's more, we believe that the fundamentals are in place for continued high oil prices. Although we remain optimistic about energy, we did reduce our exposure to the sector to lock in recent gains and try to reduce the portfolio's overall volatility.

Our transportation investments were focused on the railroad industry. As congestion and supply/demand dynamics have driven up trucking costs, railroad companies have emerged as an efficient, cost-effective way to move goods. In this environment, railroads have been able to raise their prices and cut costs, becoming more profitable. Many have seen their stock prices increase, and our emphasis on this industry contributed greatly to the Funds' recent performance.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                           Semiannual Report  Page 7

Class A Shares--
Average Annual Total Returns as of 12/31/05
--------------------------------------------------------------------------------

                                                                Since
                                     Cumulative               inception
                                      6-Month   1-Year 5-Year (8/7/96)
                                     ----------------------------------
         Nuveen Large-Cap Value
           Fund
          A Shares at NAV                 7.44%  9.85%  2.78%     9.05%
          A Shares at Offer               1.27%  3.52%  1.58%     8.37%
         Lipper Large-Cap Value
           Funds Index/1/                 5.74%  6.26%  2.27%     8.63%
         Russell 1000 Value Index/2/      5.20%  7.05%  5.28%    11.03%
         S&P 500 Index/3/                 5.77%  4.91%  0.54%     8.91%
         --------------------------------------------------------------
         Nuveen Balanced
           Municipal and Stock
           Fund
          A Shares at NAV                 3.58%  5.89%  2.29%     5.74%
          A Shares at Offer              -2.36% -0.21%  1.08%     5.08%
         Lipper Balanced Funds
           Index/4/                       4.68%  5.20%  3.51%     7.77%
         Lehman Brothers 10-Year
           Municipal Bond Index/5/        0.21%  2.74%  5.45%     6.03%
         S&P 500 Index/3/                 5.77%  4.91%  0.54%     8.91%
         --------------------------------------------------------------
         Nuveen Balanced Stock
           and Bond Fund
          A Shares at NAV                 4.16%  6.56%  3.25%     7.66%
          A Shares at Offer              -1.82%  0.42%  2.03%     6.99%
         Lipper Balanced Funds
           Index/4/                       4.68%  5.20%  3.51%     7.77%
         Lehman Brothers
           Intermediate Treasury
           Index/6/                       0.07%  1.68%  4.82%     5.86%
         S&P 500 Index/3/                 5.77%  4.91%  0.54%     8.91%
         --------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Which stocks performed well for the Funds during the period?

Railroad company Norfolk Southern Corporation was greatly helped by these trends and was one of our strongest-performing stocks over the six-month reporting period. Engineering and oil-services giant Halliburton Company also contributed nicely to results. As with most stocks in the energy sector, Halliburton benefited from continued high oil prices. Agilent Technologies, Inc., a maker of scientific instruments, performed well too, as the company's cost-cutting emphasis helped boost profit margins. We sold our shares of Agilent after the company reached our target price. Our holdings in insurance broker Aon rose in response to missteps by some of the company's competitors. Of final note, insurance company St. Paul Travelers gained ground, continuing to overcome earlier integration challenges associated with the 2004 merger of St. Paul and Travelers Property Casualty.

Which stocks fell short of your expectations?

Cendant Corporation, which owns a number of hotel, car rental, and real estate brands, underperformed on lowered earnings expectations, a significant reason why we opted to eliminate our

--------------------------------------------------------------------------------

1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended December 31, 2005. The since inception data for the index represents returns for the period
 8/31/96 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended December 31, 2005. The since inception data for the index represents returns for the period 8/31/96 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.



                           Semiannual Report  Page 8
position in the stock. We also sold our stake in cable television giant Comcast Corporation, which lost ground as the company's free cash flow deteriorated. Another disappointment was Tyco International Ltd., which too was liquidated during the period. Tyco was weighed down by disappointing results from its fire and safety business unit, as well as by concerns that the company was taking too long to divest its non-core businesses. One recent underperformer that remained in the portfolio as of period end was utility holding company Entergy. This company has faced declining cash flows, primarily resulting from the Gulf Coast hurricanes. However, their independent nuclear energy business has been gaining strength.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

We maintained a significant weighting in lower-investment-grade securities. At period end, about 21% of the Fund's municipal portfolio was invested in BBB or lower rated bonds. This positioning contributed nicely to performance during the past six months as credit spreads (the difference in yield between lower-rated and higher-rated bonds) tightened further and lower-grade bond prices rose.

The municipal portfolio was managed with a "barbell" approach. On one end of the barbell were longer-dated bonds, while the other end included shorter bonds, which, as they matured from the portfolio, we replaced by reinvesting the proceeds in new bonds offering higher prevailing yields. At the same time, the Fund's longer bonds contributed to performance by providing the portfolio with added income.

In general, we focused new investments during the period on higher-quality bonds. We also looked to invest in the long-intermediate part of the yield curve and believed that 15- to 20-year bonds were offering the best tradeoff between risk and reward. At period end, about 57 percent of the Fund's investments were held in municipal bonds and 43 percent of the portfolio was invested in stocks.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

The bond portfolio of the Balanced Stock and Bond Fund was managed conservatively during the past six months. The portfolio's interest-rate sensitivity remained relatively low, consistent with our expectation that the Federal Reserve would continue to increase short-term interest rates. In early October, we increased our exposure somewhat to longer-dated bonds to take advantage of the higher yields available in the market. We still expect the Fed to continue to move short-term interest rates higher early in 2006, which could place some upward pressure on long-term yields. Thus, relatively low interest-rate sensitivity for the portfolio still appears warranted.

Dividend Information

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2005, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and income tax purposes.


                           Semiannual Report  Page 9

  Fund Spotlight as of 12/31/05                      Nuveen Large-Cap Value Fund

================================================================================

       Quick Facts
                                      A Shares B Shares C Shares R Shares
       ------------------------------------------------------------------
       NAV                              $25.67   $25.21   $25.17   $25.73
       ------------------------------------------------------------------
       Latest Long-Term Capital Gains
        Distribution/1/                $1.0466  $1.0466  $1.0466  $1.0466
       ------------------------------------------------------------------
       Inception Date                  8/07/96  8/07/96  8/07/96  8/07/96
       ------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/05

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 9.85%      3.52%
                        -------------------------------------------
                        5-Year                 2.78%      1.58%
                        -------------------------------------------
                        Since Inception        9.05%      8.37%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                 9.06%      5.06%
                        -------------------------------------------
                        5-Year                 2.02%      1.83%
                        -------------------------------------------
                        Since Inception        8.37%      8.37%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                 9.03%
                        -------------------------------------------
                        5-Year                 2.02%
                        -------------------------------------------
                        Since Inception        8.24%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                10.13%
                        -------------------------------------------
                        5-Year                 3.05%
                        -------------------------------------------
                        Since Inception        9.34%
                        -------------------------------------------

                    Top Five Common Stock Holdings/2/
                    Citigroup Inc.                     4.8%
                    ---------------------------------------
                    Bank of America Corporation        4.7%
                    ---------------------------------------
                    Exxon Mobil Corporation            4.1%
                    ---------------------------------------
                    Altria Group, Inc.                 3.5%
                    ---------------------------------------
                    St. Paul Travelers Companies, Inc. 3.3%
                    ---------------------------------------

Portfolio Allocation/2/

                                    [CHART]

Common Stocks                      97.3%
Short-Term Investments              2.7%

           Portfolio Statistics
           Net Assets ($000)                                $514,644
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $96 Billion
           ---------------------------------------------------------
           Number of Stocks                                       47
           ---------------------------------------------------------
           Expense Ratio/3/                                    1.29%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
3Class A shares after credit/reimbursement for the six months ended December
 31, 2005.

                          Semiannual Report  Page 10

  Fund Spotlight as of 12/31/05                      Nuveen Large-Cap Value Fund

================================================================================


                  Industries/1/
                  Oil, Gas & Consumable Fuels            10.3%
                  --------------------------------------------
                  Commercial Banks                        9.6%
                  --------------------------------------------
                  Pharmaceuticals                         9.3%
                  --------------------------------------------
                  Diversified Financial Services          9.1%
                  --------------------------------------------
                  Diversified Telecommunication Services  5.6%
                  --------------------------------------------
                  Insurance                               4.9%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           4.9%
                  --------------------------------------------
                  Road & Rail                             4.0%
                  --------------------------------------------
                  Energy Equipment & Services             3.6%
                  --------------------------------------------
                  Tobacco                                 3.5%
                  --------------------------------------------
                  Computers & Peripherals                 3.0%
                  --------------------------------------------
                  Software                                3.0%
                  --------------------------------------------
                  Food & Staples Retailing                2.7%
                  --------------------------------------------
                  Food Products                           2.6%
                  --------------------------------------------
                  Electric Utilities                      2.4%
                  --------------------------------------------
                  Aerospace & Defense                     2.4%
                  --------------------------------------------
                  Chemicals                               2.1%
                  --------------------------------------------
                  Short-Term Investments                  2.7%
                  --------------------------------------------
                  Other                                  14.3%
                  --------------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,074.40 $1,070.60 $1,070.70 $1,075.60     $1,018.70 $1,014.92 $1,014.92 $1,019.96
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.74 $   10.65 $   10.65 $    5.44     $    6.56 $   10.36 $   10.36 $    5.30
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.04%, 2.04% and 1.04% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 11

  Fund Spotlight as of 12/31/05         Nuveen Balanced Municipal and Stock Fund

================================================================================

             Quick Facts
                                A Shares B Shares C Shares R Shares
             ------------------------------------------------------
             NAV                  $23.44   $24.89   $24.86   $22.92
             ------------------------------------------------------
             Latest Dividend/1/  $0.0395  $0.0265  $0.0265  $0.0435
             ------------------------------------------------------
             Inception Date      8/07/96  8/07/96  8/07/96  8/07/96
             ------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                      Average Annual Total Returns as of 12/31/05

                      A Shares                    NAV     Offer
                      -------------------------------------------
                      1-Year                    5.89%    -0.21%
                      -------------------------------------------
                      5-Year                    2.29%     1.08%
                      -------------------------------------------
                      Since Inception           5.74%     5.08%
                      -------------------------------------------

                      B Shares               w/o CDSC    w/CDSC
                      -------------------------------------------
                      1-Year                    5.19%     1.19%
                      -------------------------------------------
                      5-Year                    1.53%     1.35%
                      -------------------------------------------
                      Since Inception           5.08%     5.08%
                      -------------------------------------------

                      C Shares                    NAV
                      -------------------------------------------
                      1-Year                    5.11%
                      -------------------------------------------
                      5-Year                    1.52%
                      -------------------------------------------
                      Since Inception           4.95%
                      -------------------------------------------

                      R Shares                    NAV
                      -------------------------------------------
                      1-Year                    6.19%
                      -------------------------------------------
                      5-Year                    2.55%
                      -------------------------------------------
                      Since Inception           6.01%
                      -------------------------------------------
                      Bond Credit Quality/2/
                      AAA/U.S. Guaranteed                 63.2%
                      -------------------------------------------
                      AA                                  13.6%
                      -------------------------------------------
                      A                                    2.5%
                      -------------------------------------------
                      BBB                                 18.7%
                      -------------------------------------------
                      BB or Lower                          2.0%
                      -------------------------------------------

                    Top Five Common Stock Holdings/3/
                    Citigroup Inc.                     2.1%
                    ---------------------------------------
                    Bank of America Corporation        2.1%
                    ---------------------------------------
                    Exxon Mobil Corporation            1.8%
                    ---------------------------------------
                    Altria Group, Inc.                 1.5%
                    ---------------------------------------
                    St. Paul Travelers Companies, Inc. 1.4%
                    ---------------------------------------

                        Yields/5/

                        A Shares              NAV Offer
                        -------------------------------
                        SEC 30-Day Yield/6/ 2.44% 2.30%
                        -------------------------------
                        Distribution Rate   2.02% 1.91%
                        -------------------------------

                        B Shares              NAV
                        -------------------------------
                        SEC 30-Day Yield    1.67%
                        -------------------------------
                        Distribution Rate   1.28%
                        -------------------------------

                        C Shares              NAV
                        -------------------------------
                        SEC 30-Day Yield    1.67%
                        -------------------------------
                        Distribution Rate   1.28%
                        -------------------------------

                        R Shares              NAV
                        -------------------------------
                        SEC 30-Day Yield    2.69%
                        -------------------------------
                        Distribution Rate   2.28%
                        -------------------------------

Portfolio Allocation/3/

                                    [CHART]

Common Stocks           42.5%
Municipal Bonds         57.5%

           Portfolio Statistics
           Net Assets ($000)                                 $79,978
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $96 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                46
           ---------------------------------------------------------
           Average Duration (Municipal Bonds)                   3.86
           ---------------------------------------------------------
           Expense Ratio/4/                                    1.22%
           ---------------------------------------------------------


--------------------------------------------------------------------------------
1Paid December 27, 2005. This is the latest monthly tax-exempt dividend declared during the period ended December 31, 2005. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total municipal bond holdings as of December 31, 2005.
 Holdings are subject to change.
3As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
4Class A shares after credit/reimbursement for the six months ended December
 31, 2005.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report  Page 12

  Fund Spotlight as of 12/31/05         Nuveen Balanced Municipal and Stock Fund

================================================================================


                  Industries/1/
                  Common Stocks:
                  Oil, Gas & Consumable Fuels             4.5%
                  --------------------------------------------
                  Commercial Banks                        4.2%
                  --------------------------------------------
                  Pharmaceuticals                         4.1%
                  --------------------------------------------
                  Diversified Financial Services          4.0%
                  --------------------------------------------
                  Diversified Telecommunication Services  2.4%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           2.1%
                  --------------------------------------------
                  Insurance                               2.1%
                  --------------------------------------------
                  Road & Rail                             1.8%
                  --------------------------------------------
                  Energy Equipment & Services             1.6%
                  --------------------------------------------
                  Tobacco                                 1.5%
                  --------------------------------------------
                  Computers & Peripherals                 1.3%
                  --------------------------------------------
                  Software                                1.3%
                  --------------------------------------------
                  Food & Staples Retailing                1.2%
                  --------------------------------------------
                  Other                                  10.4%
                  --------------------------------------------

                    Municipal Bonds:
                    Tax Obligation/Limited            10.3%
                    ---------------------------------------
                    U.S. Guaranteed                    9.5%
                    ---------------------------------------
                    Education and Civic Organizations  6.9%
                    ---------------------------------------
                    Health Care                        6.7%
                    ---------------------------------------
                    Transportation                     5.4%
                    ---------------------------------------
                    Tax Obligation/General             4.3%
                    ---------------------------------------
                    Utilities                          4.1%
                    ---------------------------------------
                    Housing/Multifamily                3.2%
                    ---------------------------------------
                    Consumer Staples                   2.9%
                    ---------------------------------------
                    Long-Term Care                     2.3%
                    ---------------------------------------
                    Housing/Single Family              1.2%
                    ---------------------------------------
                    Water and Sewer                    0.7%
                    ---------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,035.80 $1,032.50 $1,031.70 $1,037.20     $1,019.06 $1,015.22 $1,015.27 $1,020.32
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.26 $   10.14 $   10.09 $    4.98     $    6.21 $   10.06 $   10.01 $    4.94
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.22%,1.98%, 1.97% and .97% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 13

  Fund Spotlight as of 12/31/05              Nuveen Balanced Stock and Bond Fund

================================================================================

       Quick Facts
                                      A Shares B Shares C Shares R Shares
       ------------------------------------------------------------------
       NAV                              $24.85   $24.85   $24.87   $24.85
       ------------------------------------------------------------------
       Latest Long-Term Capital Gains
        Distribution/1/                $1.5416  $1.5416  $1.5416  $1.5416
       ------------------------------------------------------------------
       Inception Date                  8/07/96  8/07/96  8/07/96  8/07/96
       ------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/05

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 6.56%      0.42%
                        -------------------------------------------
                        5-Year                 3.25%      2.03%
                        -------------------------------------------
                        Since Inception        7.66%      6.99%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                 5.77%      1.90%
                        -------------------------------------------
                        5-Year                 2.47%      2.30%
                        -------------------------------------------
                        Since Inception        6.98%      6.98%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                 5.77%
                        -------------------------------------------
                        5-Year                 2.48%
                        -------------------------------------------
                        Since Inception        6.87%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                 6.83%
                        -------------------------------------------
                        5-Year                 3.50%
                        -------------------------------------------
                        Since Inception        7.93%
                        -------------------------------------------

                    Top Five Common Stock Holdings/2/
                    Citigroup Inc.                     3.0%
                    ---------------------------------------
                    Bank of America Corporation        2.9%
                    ---------------------------------------
                    Exxon Mobil Corporation            2.6%
                    ---------------------------------------
                    Altria Group, Inc.                 2.1%
                    ---------------------------------------
                    St. Paul Travelers Companies, Inc. 2.1%
                    ---------------------------------------

                         Yields/4/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  1.79% 1.69%
                         -----------------------------
                         Distribution Rate 2.20% 2.08%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.03%
                         -----------------------------
                         Distribution Rate 1.41%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.03%
                         -----------------------------
                         Distribution Rate 1.41%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.05%
                         -----------------------------
                         Distribution Rate 2.47%
                         -----------------------------

Portfolio Allocation/2/
                                    [CHART]

Common Stocks                              60.2%
U.S. Government and Agency Obligations     36.8%
Short-Term Investments                      3.0%

           Portfolio Statistics
           Net Assets ($000)                                 $57,383
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $96 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                46
           ---------------------------------------------------------
           Average Duration (Bonds)                             4.31
           ---------------------------------------------------------
           Expense Ratio/3/                                    1.25%
           ---------------------------------------------------------


--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.
3Class A shares after credit/reimbursement for the six months ended December
 31, 2005.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report  Page 14

  Fund Spotlight as of 12/31/05              Nuveen Balanced Stock and Bond Fund

================================================================================


                  Industries/1/
                  U.S. Treasury Notes                    24.2%
                  --------------------------------------------
                  U.S. Treasury Bonds                    12.6%
                  --------------------------------------------
                  Oil, Gas & Consumable Fuels             6.3%
                  --------------------------------------------
                  Commercial Banks                        5.9%
                  --------------------------------------------
                  Pharmaceuticals                         5.7%
                  --------------------------------------------
                  Diversified Financial Services          5.7%
                  --------------------------------------------
                  Diversified Telecommunication Services  3.5%
                  --------------------------------------------
                  Insurance                               3.1%
                  --------------------------------------------
                  Hotels Restaurants & Leisure            3.0%
                  --------------------------------------------
                  Road & Rail                             2.5%
                  --------------------------------------------
                  Energy Equipment & Services             2.2%
                  --------------------------------------------
                  Tobacco                                 2.1%
                  --------------------------------------------
                  Software                                1.8%
                  --------------------------------------------
                  Computers & Peripherals                 1.8%
                  --------------------------------------------
                  Food & Staples Retailing                1.6%
                  --------------------------------------------
                  Short-Term Investments                  3.0%
                  --------------------------------------------
                  Other                                  15.0%
                  --------------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,041.60 $1,037.80 $1,037.70 $1,042.90   $1,018.90 $1,015.12 $1,015.12 $1,020.16
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.43 $   10.27 $   10.27 $    5.15   $    6.36 $   10.16 $   10.16 $    5.09
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.00%, 2.00% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 15

Shareholder
               Meeting Report

A special shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.

  ----------------------------------------------------------------------------
                                                         Nuveen
                            Nuveen NWQ     Nuveen      Balanced         Nuveen
                             Multi-Cap  Large-Cap Municipal and Balanced Stock
                            Value Fund Value Fund    Stock Fund  and Bond Fund
  ----------------------------------------------------------------------------
  To approve the new
   investment management
   agreement
   For                      17,068,480 16,929,452     3,031,817      1,971,343
   Against                     116,293    285,739        28,884         23,873
   Abstain                     136,129    413,294        96,815         37,752
  ----------------------------------------------------------------------------
  Total                     17,320,902 17,628,485     3,157,516      2,032,968
  ----------------------------------------------------------------------------
  To approve the new
   sub-advisory agreement
   between Nuveen Asset
   Management and
   Institutional Capital
   Corporation
   For                              -- 16,899,371     3,024,003      1,977,549
   Against                          --    298,296        27,632         24,162
   Abstain                          --    430,818       105,881         31,257
  ----------------------------------------------------------------------------
  Total                             -- 17,628,485     3,157,516      2,032,968
  ----------------------------------------------------------------------------
  To approve the new
   sub-advisory agreement
   between Nuveen Asset
   Management and NWQ
   Investment Management
   Company, LLC
   For                      17,090,291         --            --             --
   Against                     120,740         --            --             --
   Abstain                     109,871         --            --             --
  ----------------------------------------------------------------------------
  Total                     17,320,902         --            --             --
  ----------------------------------------------------------------------------

                 ----------------------------------------------
                                                         Nuveen
                 Approval of the Board Members was   Investment
                 reached as follows:                      Trust
                 ----------------------------------------------
                 Robert P. Bremner
                  For                                39,687,159
                  Withhold                              452,714
                 ----------------------------------------------
                 Total                               40,139,873
                 ----------------------------------------------
                 Lawrence H. Brown
                  For                                39,675,400
                  Withhold                              464,473
                 ----------------------------------------------
                 Total                               40,139,873
                 ----------------------------------------------
                 Jack B. Evans
                  For                                39,668,455
                  Withhold                              451,418
                 ----------------------------------------------
                 Total                               40,119,873
                 ----------------------------------------------
                 William C. Hunter
                  For                                39,683,590
                  Withhold                              456,283
                 ----------------------------------------------
                 Total                               40,139,873
                 ----------------------------------------------
                 David J. Kundert
                  For                                39,674,401
                  Withhold                              465,472
                 ----------------------------------------------
                 Total                               40,139,873
                 ----------------------------------------------

----
16

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Investment
        Approval of the Board Members was reached as follows:      Trust
        ----------------------------------------------------------------
                       William J. Schneider
                         For                                  39,691,732
                         Withhold                                448,141
        ----------------------------------------------------------------
                       Total                                  40,139,873
        ----------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                  39,685,415
                         Withhold                                454,458
        ----------------------------------------------------------------
                       Total                                  40,139,873
        ----------------------------------------------------------------
                       Judith M. Stockdale
                         For                                  39,667,671
                         Withhold                                472,202
        ----------------------------------------------------------------
                       Total                                  40,139,873
        ----------------------------------------------------------------
                       Eugene S. Sunshine
                         For                                  39,664,410
                         Withhold                                475,463
        ----------------------------------------------------------------
                       Total                                  40,139,873
        ----------------------------------------------------------------

----
17

Portfolio of Investments (Unaudited)
NUVEEN NWQ MULTI-CAP VALUE FUND
December 31, 2005

   Shares Description                                                          Value
------------------------------------------------------------------------------------
          COMMON STOCKS - 92.4%

          Aerospace & Defense - 7.2%

  297,700 Lockheed Martin Corporation                                  $  18,942,651

  285,000 Northrop Grumman Corporation                                    17,131,350

  250,000 Raytheon Company                                                10,037,500
------------------------------------------------------------------------------------
          Total Aerospace & Defense                                       46,111,501
          -------------------------------------------------------------------------
          Commercial Banks - 2.2%

   71,710 Bank of America Corporation                                      3,309,417

  200,000 Wachovia Corporation                                            10,572,000
------------------------------------------------------------------------------------
          Total Commercial Banks                                          13,881,417
          -------------------------------------------------------------------------
          Commercial Services & Supplies - 1.7%

  250,000 Pitney Bowes Inc.                                               10,562,500
------------------------------------------------------------------------------------
          Communications Equipment - 1.2%

   89,000 Comverse Technology, Inc., (1)                                   2,366,510

  650,000 SonicWALL, Inc., (1)                                             5,148,000
------------------------------------------------------------------------------------
          Total Communications Equipment                                   7,514,510
          -------------------------------------------------------------------------
          Computers & Peripherals - 1.0%

2,000,000 Quantum Corporation, (1)                                         6,100,000
------------------------------------------------------------------------------------
          Consumer Finance - 2.0%

  501,000 Americredit Corp., (1)                                          12,840,630
------------------------------------------------------------------------------------
          Containers & Packaging - 1.2%

  330,000 Packaging Corp of America                                        7,573,500
------------------------------------------------------------------------------------
          Diversified Financial Services - 2.0%

  315,000 JPMorgan Chase & Co.                                            12,502,350
------------------------------------------------------------------------------------
          Diversified Telecommunication Services - 2.0%

  535,000 Sprint Nextel Corporation                                       12,497,600
------------------------------------------------------------------------------------
          Electronic Equipment & Instruments - 1.5%

  283,152 Agilent Technologies Inc., (1)                                   9,426,130
------------------------------------------------------------------------------------
          Food & Staples Retailing - 0.8%

  250,000 Albertson's, Inc.                                                5,337,500
------------------------------------------------------------------------------------
          Food Products - 1.8%

  670,000 Tyson Foods, Inc., Class A                                      11,457,000
------------------------------------------------------------------------------------
          Health Care Providers & Services - 1.8%

  121,600 Aetna Inc.                                                      11,468,096
------------------------------------------------------------------------------------
          Independent Power Producers & Energy Traders - 1.1%

  151,200 NRG Energy Inc., (1)                                             7,124,544
------------------------------------------------------------------------------------
          Insurance - 6.9%

  257,500 Aon Corporation                                                  9,257,125

  200,000 Hartford Financial Services Group, Inc.                         17,178,000

  102,400 Loews Corporation                                                9,712,640

  113,000 MGIC Investment Corporation                                      7,437,660

   61,000 PMA Capital Corporation, Class A, (1)                              556,930
------------------------------------------------------------------------------------
          Total Insurance                                                 44,142,355
          -------------------------------------------------------------------------

----
18

   Shares Description                                                          Value
---------------------------------------------------------------------------------------
          Machinery - 1.4%

  225,000 Ingersoll-Rand Company - Class A                             $   9,083,250
---------------------------------------------------------------------------------------
          Media - 7.0%

  163,100 Dow Jones & Company, Inc.                                        5,788,419

1,225,032 Liberty Media Corporation, Class A, (1)                          9,641,002

  900,000 Viacom Inc., Class B, (1)                                       29,340,000
---------------------------------------------------------------------------------------
          Total Media                                                     44,769,421
          -------------------------------------------------------------------------
          Metals & Mining - 5.9%

  600,000 Barrick Gold Corporation                                        16,722,000

  200,000 POSCO, ADR                                                       9,902,000

  225,000 United States Steel Corporation                                 10,815,750
---------------------------------------------------------------------------------------
          Total Metals & Mining                                           37,439,750
          -------------------------------------------------------------------------
          Oil, Gas & Consumable Fuels - 13.7%

  411,811 Kerr-McGee Corporation                                          37,417,147

  350,000 Nexen Inc.                                                      16,670,500

  605,000 Noble Energy, Inc.                                              24,381,500

  526,300 Warren Resources Inc., (1)                                       8,326,066
---------------------------------------------------------------------------------------
          Total Oil, Gas & Consumable Fuels                               86,795,213
          -------------------------------------------------------------------------
          Paper & Forest Products - 2.5%

  268,500 Bowater Incorporated                                             8,248,320

  673,700 Sappi Limited, Sponsored ADR                                     7,633,021
---------------------------------------------------------------------------------------
          Total Paper & Forest Products                                   15,881,341
          -------------------------------------------------------------------------
          Real Estate - 3.6%

  280,000 American Home Mortgage Investment Corp.                          9,119,600

  732,070 Friedman, Billings, Ramsey Group, Inc., Class A                  7,247,493

  700,000 HomeBanc Corp.                                                   5,236,000

  228,000 MFA Mortgage Investments, Inc.                                   1,299,600
---------------------------------------------------------------------------------------
          Total Real Estate                                               22,902,693
          -------------------------------------------------------------------------
          Semiconductors & Equipment - 1.9%

  284,900 Freescale Semiconductor, Inc., (1)                               7,176,631

  500,000 Mattson Technology, Inc., (1)                                    5,030,000
---------------------------------------------------------------------------------------
          Total Semiconductors & Equipment                                12,206,631
          -------------------------------------------------------------------------
          Software - 5.5%

1,250,077 Computer Associates International, Inc.                         35,239,671
---------------------------------------------------------------------------------------
          Thrifts & Mortgage Finance - 12.7%

  700,000 Countrywide Financial Corporation                               23,933,000

  500,000 Fannie Mae                                                      24,405,000

  544,500 IndyMac Bancorp, Inc.                                           21,246,390

  191,000 Radian Group Inc.                                               11,190,690
---------------------------------------------------------------------------------------
          Total Thrifts & Mortgage Finance                                80,775,080
          -------------------------------------------------------------------------
          Tobacco - 3.8%

  324,700 Altria Group, Inc.                                              24,261,584
---------------------------------------------------------------------------------------
          Total Common Stocks (cost $509,287,177)                        587,894,267
          -------------------------------------------------------------------------

----
19

Portfolio of Investments (Unaudited)
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
December 31, 2005


   Principal
Amount (000) Description                                                  Coupon Maturity        Value
------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 6.7%
     $42,927 Repurchase Agreement with State Street Bank, dated           3.250%  1/03/06 $ 42,926,926
              12/30/05, repurchase price $42,942,427 collateralized by
              $44,400,000 U.S. Treasury Notes, 4.000% due 11/15/12,
              value $43,789,500
------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $42,926,926)                                42,926,926
             ----------------------------------------------------------------------------------------
             Total Investments (cost $552,214,103) - 99.1%                                 630,821,193
             ----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.9%                                            6,046,973
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $636,868,166
             ----------------------------------------------------------------------------------------

           (1) Non-income producing.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments (Unaudited)
NUVEEN LARGE-CAP VALUE FUND
December 31, 2005

 Shares Description                                                          Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 97.4%

        Aerospace & Defense - 2.4%

326,450 Honeywell International Inc.                                 $  12,160,263
-------------------------------------------------------------------------------------
        Beverages - 1.9%

169,600 PepsiCo, Inc.                                                   10,019,968
-------------------------------------------------------------------------------------
        Capital Markets - 1.6%

 65,750 Goldman Sachs Group, Inc.                                        8,396,932
-------------------------------------------------------------------------------------
        Chemicals - 2.1%

142,500 BASF AG, Sponsored ADR                                          10,898,400
-------------------------------------------------------------------------------------
        Commercial Banks - 9.6%

527,950 Bank of America Corporation                                     24,364,892

316,050 Bank of New York Company, Inc.                                  10,066,193

235,550 Wells Fargo & Company                                           14,799,607
-------------------------------------------------------------------------------------
        Total Commercial Banks                                          49,230,692
        -------------------------------------------------------------------------
        Commercial Services & Supplies - 1.0%

149,259 R.R. Donnelley & Sons Company                                    5,106,150
-------------------------------------------------------------------------------------
        Communications Equipment - 1.2%

282,800 Motorola, Inc.                                                   6,388,452
-------------------------------------------------------------------------------------
        Computers & Peripherals - 3.0%

264,300 Hewlett-Packard Company                                          7,566,909

 94,450 International Business Machines Corporation (IBM)                7,763,790
-------------------------------------------------------------------------------------
        Total Computers & Peripherals                                   15,330,699
        -------------------------------------------------------------------------
        Containers & Packaging - 0.0%

  1,000 Temple Inland Inc.                                                  44,850
-------------------------------------------------------------------------------------
        Diversified Financial Services - 9.2%

130,700 CIT Group Inc.                                                   6,767,646

506,661 Citigroup Inc.                                                  24,588,257

396,550 JPMorgan Chase & Co.                                            15,739,070
-------------------------------------------------------------------------------------
        Total Diversified Financial Services                            47,094,973
        -------------------------------------------------------------------------
        Diversified Telecommunication Services - 5.6%

535,300 BellSouth Corporation                                           14,506,630

615,100 Sprint Nextel Corporation                                       14,368,736
-------------------------------------------------------------------------------------
        Total Diversified Telecommunication Services                    28,875,366
        -------------------------------------------------------------------------
        Electric Utilities - 2.4%

179,400 Entergy Corporation                                             12,315,810
-------------------------------------------------------------------------------------
        Electrical Equipment - 1.5%

104,900 Cooper Industries, Ltd., Class A                                 7,657,700
-------------------------------------------------------------------------------------
        Energy Equipment & Services - 3.6%

182,400 Halliburton Company                                             11,301,504

197,900 Weatherford International Ltd, (1)                               7,163,980
-------------------------------------------------------------------------------------
        Total Energy Equipment & Services                               18,465,484
        -------------------------------------------------------------------------
        Food & Staples Retailing - 2.7%

292,300 Wal-Mart Stores, Inc.                                           13,679,640
-------------------------------------------------------------------------------------

----
21

Portfolio of Investments (Unaudited)
NUVEEN LARGE-CAP VALUE FUND (continued)
December 31, 2005

 Shares Description                                                          Value
----------------------------------------------------------------------------------
        Food Products - 2.6%

 98,500 Bunge Limited                                                $   5,576,085

208,550 Cadbury Schweppes plc, Sponsored ADR                             7,985,380
----------------------------------------------------------------------------------
        Total Food Products                                             13,561,465
        -------------------------------------------------------------------------
        Hotels, Restaurants & Leisure - 4.9%

185,050 Carnival Corporation                                             9,894,624

457,400 McDonald's Corporation                                          15,423,528
----------------------------------------------------------------------------------
        Total Hotels, Restaurants & Leisure                             25,318,152
        -------------------------------------------------------------------------
        Industrial Conglomerates - 1.4%

 95,050 Textron Inc.                                                     7,316,949
----------------------------------------------------------------------------------
        Insurance - 4.9%

228,744 Aon Corporation                                                  8,223,347

384,000 St. Paul Travelers Companies, Inc.                              17,153,279
----------------------------------------------------------------------------------
        Total Insurance                                                 25,376,626
        -------------------------------------------------------------------------
        Machinery - 0.7%

 61,050 Caterpillar Inc.                                                 3,526,859
----------------------------------------------------------------------------------
        Metals & Mining - 0.5%

 66,750 United States Steel Corporation                                  3,208,673
----------------------------------------------------------------------------------
        Multiline Retail - 1.0%

 44,300 Sears Holding Corporation, (1)                                   5,117,979
----------------------------------------------------------------------------------
        Multi-Utilities - 2.0%

132,150 Dominion Resources, Inc.                                        10,201,980
----------------------------------------------------------------------------------
        Oil, Gas & Consumable Fuels - 10.3%

 40,900 Amerada Hess Corporation                                         5,186,938

123,718 ConocoPhillips                                                   7,197,913

378,700 Exxon Mobil Corporation                                         21,271,578

177,825 Marathon Oil Corporation                                        10,841,990

105,250 Occidental Petroleum Corporation                                 8,407,370
----------------------------------------------------------------------------------
        Total Oil, Gas & Consumable Fuels                               52,905,789
        -------------------------------------------------------------------------
        Pharmaceuticals - 9.3%

324,150 Abbott Laboratories                                             12,781,235

171,100 Eli Lilly and Company                                            9,682,549

238,550 Norvatis AG, ADR                                                12,519,104

291,912 Sanofi-Aventis, ADR                                             12,814,937
----------------------------------------------------------------------------------
        Total Pharmaceuticals                                           47,797,825
        -------------------------------------------------------------------------
        Road & Rail - 4.0%

145,450 CSX Corporation                                                  7,384,497

299,750 Norfolk Southern Corporation                                    13,437,793
----------------------------------------------------------------------------------
        Total Road & Rail                                               20,822,290
        -------------------------------------------------------------------------
        Semiconductors & Equipment - 1.5%

300,800 Intel Corporation                                                7,507,968
----------------------------------------------------------------------------------
        Software - 3.0%

584,850 Microsoft Corporation                                           15,293,828
----------------------------------------------------------------------------------

----
22

 Shares Description                                                         Value
---------------------------------------------------------------------------------
        Tobacco - 3.5%

238,500 Altria Group, Inc.                                           $ 17,820,719
---------------------------------------------------------------------------------
        Total Common Stocks (cost $412,981,016)                       501,442,481
        ------------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity        Value
------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.7%
     $13,801 Repurchase Agreement with State Street Bank, dated           3.250%  1/03/06   13,800,656
              12/30/05, repurchase price $13,805,640 collateralized by
              $14,275,000 U.S. Treasury Notes, 4.000% due 11/15/12,
              value $14,078,719
------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $13,800,656)                                13,800,656
             ----------------------------------------------------------------------------------------
             Total Investments (cost $426,781,672) - 100.1%                                515,243,137
             ----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                                          (599,370)
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $514,643,767
             ----------------------------------------------------------------------------------------

           (1) Non-income producing.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
December 31, 2005

Shares Description                                                         Value
-----------------------------------------------------------------------------------
       COMMON STOCKS - 41.6%

       Aerospace & Defense - 1.0%

21,950 Honeywell International Inc.                                 $    817,638
-----------------------------------------------------------------------------------
       Beverages - 0.8%

10,800 PepsiCo, Inc.                                                     638,064
-----------------------------------------------------------------------------------
       Capital Markets - 0.7%

 4,250 Goldman Sachs Group, Inc.                                         542,767
-----------------------------------------------------------------------------------
       Chemicals - 0.9%

 9,650 BASF AG, Sponsored ADR                                            738,032
-----------------------------------------------------------------------------------
       Commercial Banks - 4.1%

34,950 Bank of America Corporation                                     1,612,943

20,900 Bank of New York Company, Inc.                                    665,665

15,550 Wells Fargo & Company                                             977,007
-----------------------------------------------------------------------------------
       Total Commercial Banks                                          3,255,615
       ------------------------------------------------------------------------
       Commercial Services & Supplies - 0.4%

 9,910 R.R. Donnelley & Sons Company                                     339,021
-----------------------------------------------------------------------------------
       Communications Equipment - 0.5%

19,050 Motorola, Inc.                                                    430,340
-----------------------------------------------------------------------------------
       Computers & Peripherals - 1.3%

17,500 Hewlett-Packard Company                                           501,025

 6,250 International Business Machines Corporation (IBM)                 513,750
-----------------------------------------------------------------------------------
       Total Computers & Peripherals                                   1,014,775
       ------------------------------------------------------------------------
       Diversified Financial Services - 3.9%

 8,850 CIT Group Inc.                                                    458,253

33,710 Citigroup Inc.                                                  1,635,946

26,250 JPMorgan Chase & Co.                                            1,041,863
-----------------------------------------------------------------------------------
       Total Diversified Financial Services                            3,136,062
       ------------------------------------------------------------------------
       Diversified Telecommunication Services - 2.4%

35,050 BellSouth Corporation                                             949,855

41,150 Sprint Nextel Corporation                                         961,264
-----------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                    1,911,119
       ------------------------------------------------------------------------
       Electric Utilities - 1.0%

11,750 Entergy Corporation                                               806,638
-----------------------------------------------------------------------------------
       Electrical Equipment - 0.6%

 6,800 Cooper Industries, Ltd., Class A                                  496,400
-----------------------------------------------------------------------------------
       Energy Equipment & Services - 1.5%

12,050 Halliburton Company                                               746,618

13,300 Weatherford International Ltd, (1)                                481,460
-----------------------------------------------------------------------------------
       Total Energy Equipment & Services                               1,228,078
       ------------------------------------------------------------------------
       Food & Staples Retailing - 1.2%

19,800 Wal-Mart Stores, Inc.                                             926,640
-----------------------------------------------------------------------------------
       Food Products - 1.1%

 6,550 Bunge Limited                                                     370,796

13,550 Cadbury Schweppes plc, Sponsored ADR                              518,830
-----------------------------------------------------------------------------------
       Total Food Products                                               889,626
       ------------------------------------------------------------------------

----
24

Shares Description                                                         Value
--------------------------------------------------------------------------------
       Hotels, Restaurants & Leisure - 2.1%

12,550 Carnival Corporation                                         $    671,049

29,900 McDonald's Corporation                                          1,008,228
--------------------------------------------------------------------------------
       Total Hotels, Restaurants & Leisure                             1,679,277
       ------------------------------------------------------------------------
       Industrial Conglomerates - 0.6%

 6,400 Textron Inc.                                                      492,672
--------------------------------------------------------------------------------
       Insurance - 2.1%

15,300 Aon Corporation                                                   550,035

25,300 St. Paul Travelers Companies, Inc.                              1,130,151
--------------------------------------------------------------------------------
       Total Insurance                                                 1,680,186
       ------------------------------------------------------------------------
       Machinery - 0.3%

 4,050 Caterpillar Inc.                                                  233,969
--------------------------------------------------------------------------------
       Metals & Mining - 0.3%

 4,450 United States Steel Corporation                                   213,912
--------------------------------------------------------------------------------
       Multiline Retail - 0.4%

 3,000 Sears Holding Corporation, (1)                                    346,590
--------------------------------------------------------------------------------
       Multi-Utilities - 0.9%

 8,850 Dominion Resources, Inc.                                          683,220
--------------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels - 4.4%

 2,750 Amerada Hess Corporation                                          348,755

 8,190 ConocoPhillips                                                    476,494

25,600 Exxon Mobil Corporation                                         1,437,952

11,741 Marathon Oil Corporation                                          715,849

 6,850 Occidental Petroleum Corporation                                  547,178
--------------------------------------------------------------------------------
       Total Oil, Gas & Consumable Fuels                               3,526,228
       ------------------------------------------------------------------------
       Pharmaceuticals - 4.0%

21,650 Abbott Laboratories                                               853,660

11,350 Eli Lilly and Company                                             642,297

16,200 Norvatis AG, ADR                                                  850,176

19,242 Sanofi-Aventis, ADR                                               844,724
--------------------------------------------------------------------------------
       Total Pharmaceuticals                                           3,190,857
       ------------------------------------------------------------------------
       Road & Rail - 1.7%

 9,650 CSX Corporation                                                   489,931

19,900 Norfolk Southern Corporation                                      892,117
--------------------------------------------------------------------------------
       Total Road & Rail                                               1,382,048
       ------------------------------------------------------------------------
       Semiconductors & Equipment - 0.6%

19,850 Intel Corporation                                                 495,456
--------------------------------------------------------------------------------
       Software - 1.3%

38,600 Microsoft Corporation                                           1,009,390
--------------------------------------------------------------------------------
       Tobacco - 1.5%

15,750 Altria Group, Inc.                                              1,176,840
--------------------------------------------------------------------------------
       Total Common Stocks (cost $27,249,832)                         33,281,460
       ------------------------------------------------------------------------

----
25

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2005

   Principal                                                                Optional Call
Amount (000) Description                                                  Provisions/(2)/ Ratings/(3)/        Value
----------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 56.4%

             California - 9.3%

   $   1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00         AAA  $    762,380
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

         500 Calleguas-Las Virgenes Public Finance Authority,              7/13 at 100.00         AAA       543,540
              California, Water Revenue Bonds, Calleguas Municipal Water
              District, Series 2003B, 5.250%, 7/01/19 - MBIA Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       1/06 at 101.00         AAA     2,523,418
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Revenue Bonds, Geothermal     No Opt. Call        BBB+       756,646
              Project 3, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call         AAA       277,128
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Refinancing     7/07 at 102.00         AAA     1,567,343
              Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12
              - MBIA Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00        Baa3     1,064,700
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
----------------------------------------------------------------------------------------------------------------------
       7,475 Total California                                                                             7,495,155
----------------------------------------------------------------------------------------------------------------------
             Colorado - 5.4%

         250 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/15 at 100.00         BBB       260,025
              Valley Medical Center, Series 2004, 5.000%, 1/15/17

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00         AAA     1,070,960
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 - MBIA Insured (Alternative Minimum
              Tax)

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00         AAA     1,036,100
              Bonds, Series 1996B, 5.625%, 11/15/08 - MBIA Insured
              (Alternative Minimum Tax)

       2,000 E-470 Public Highway Authority, Colorado, Toll Revenue          No Opt. Call         AAA       403,600
              Bonds, Series 2004B, 0.000%, 3/01/36 - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call         AAA     1,583,320
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
       6,250 Total Colorado                                                                               4,354,005
----------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.5%

         785 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00        BBB+       799,876
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 4.875%, 12/01/07

         375 Connecticut Health and Educational Facilities Authority,        No Opt. Call         BB+       377,096
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07
----------------------------------------------------------------------------------------------------------------------
       1,160 Total Connecticut                                                                            1,176,972
----------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

         255 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call         AAA       285,809
              Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

         130 Washington Convention Center Authority, District of          10/08 at 101.00         AAA       135,795
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.000%, 10/01/21 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------
         385 Total District of Columbia                                                                     421,604
----------------------------------------------------------------------------------------------------------------------
             Idaho - 0.4%

         285 Idaho Housing and Finance Association, Single Family          1/07 at 102.00         Aa3       287,673
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Illinois - 4.5%

         980 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call         AAA     1,077,353
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

             Chicago Board of Education, Illinois, Unlimited Tax General
             Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
       1,500  0.000%, 12/01/24 - FGIC Insured                                No Opt. Call         AAA       619,395
       1,625  0.000%, 12/01/29 - FGIC Insured                                No Opt. Call         AAA       520,098

----
26

   Principal                                                                Optional Call
Amount (000) Description                                                  Provisions/(2)/ Ratings/(3)/        Value
-------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

   $     300 Chicago, Illinois, General Obligation Refunding Bonds,        1/06 at 102.00         AAA  $    306,336
             Series 1996B, 5.125%, 1/01/25 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago, Series
             1998:
         270  5.200%, 8/01/11 (Pre-refunded 8/01/08)                       8/08 at 100.00   Baa2/(4)/       277,830
         200  5.250%, 8/01/12 (Pre-refunded 8/01/08)                       8/08 at 100.00   Baa2/(4)/       205,548
         580  5.300%, 8/01/13 (Pre-refunded 8/01/08)                       8/08 at 100.00   Baa2/(4)/       595,532
-------------------------------------------------------------------------------------------------------------------
       5,455  Total Illinois                                                                              3,602,092
-------------------------------------------------------------------------------------------------------------------
             Indiana - 1.1%

         840 St. Joseph County Hospital Authority, Indiana, Revenue        2/08 at 101.00         AAA       841,050
              Bonds, Memorial Health System, Series 1998A, 4.625%,
              8/15/28 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.5%

         340 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00         AAA       361,556
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00         AAA       266,638
              Bonds, Crowe Rope Industries, Series 1997A, 6.000%,
              3/01/11 - MBIA Insured (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.3%

         885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00         BBB       893,169
              Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00         AAA       257,995
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation,
              Series 1996C, 5.700%, 7/01/08 (Pre-refunded 7/01/06)

         640 Massachusetts Turnpike Authority, Western Turnpike Revenue    1/06 at 100.00         AAA       679,110
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
       1,775 Total Massachusetts                                                                          1,830,274
-------------------------------------------------------------------------------------------------------------------
             Michigan - 0.7%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00         BB-       528,719
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.7%

         500 Minnesota, General Obligation Bonds, Series 1998, 5.000%,    11/08 at 100.00         AAA       520,675
              11/01/17
-------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.6%

         500 Jones County, Mississippi, Hospital Revenue Refunding        12/07 at 100.00        BBB+       503,130
              Bonds, South Central Regional Medical Center, Series 1997,
              5.400%, 12/01/11
-------------------------------------------------------------------------------------------------------------------
             Missouri - 0.5%

       1,000 Kansas City Municipal Assistance Corporation, Missouri,         No Opt. Call         AAA       369,590
              Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Nevada - 0.1%

          95 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00         Aa3        95,404
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.9%

       1,050 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00        BBB-     1,086,309
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12

         400 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00   BBB-/(4)/       419,160
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12 (Pre-refunded 1/01/07)
-------------------------------------------------------------------------------------------------------------------
       1,450 Total New Hampshire                                                                          1,505,469
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.4%

         280 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00         BBB       291,024
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
-------------------------------------------------------------------------------------------------------------------

----
27

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2005

   Principal                                                                Optional Call
Amount (000) Description                                                  Provisions/(2)/ Ratings/(3)/        Value
----------------------------------------------------------------------------------------------------------------------
             New York - 8.0%

   $   1,000 City University of New York, Certificates of Participation      No Opt. Call         AA-  $  1,017,110
              Refunding, John Jay College of Criminal Justice, Series
              1995A, 6.000%, 8/15/06

         500 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00         AAA       534,025
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 2/01/19 - FGIC Insured

         130 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50          A+       134,437
              Series 1997D, 5.875%, 11/01/11

         360 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00     A+/(4)/       375,880
              Series 1997I, 6.000%, 4/15/09 (Pre-refunded 4/15/07)

         700 New York City, New York, General Obligation Bonds, Fiscal     8/07 at 101.00          A+       727,048
              Series 1998D, 5.500%, 8/01/10

         300 New York City, New York, General Obligation Bonds, Fiscal     8/07 at 101.00     A+/(4)/       313,218
              Series 1998D, 5.500%, 8/01/10 (Pre-refunded 8/01/07)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15                                              6/10 at 100.00         AA-     1,072,100
         500  5.500%, 6/01/16                                              6/11 at 100.00         AA-       543,430

         285 New York State Urban Development Corporation, Revenue           No Opt. Call         AA-       287,052
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

       1,430 New York State Urban Development Corporation, Service           No Opt. Call         AAA     1,484,097
              Contract Revenue Bonds, Youth Facilities, Series 1997,
              6.500%, 4/01/07
----------------------------------------------------------------------------------------------------------------------
       6,205 Total New York                                                                               6,488,397
----------------------------------------------------------------------------------------------------------------------
             North Carolina - 1.8%

         205 North Carolina Eastern Municipal Power Agency, Power System   1/08 at 101.00         AAA       213,961
              Revenue Refunding Bonds, Series 1997A, 5.375%, 1/01/24 -
              MBIA Insured

       1,065 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call         AAA     1,214,963
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
----------------------------------------------------------------------------------------------------------------------
       1,270 Total North Carolina                                                                         1,428,924
----------------------------------------------------------------------------------------------------------------------
             Ohio - 1.3%

       1,000 Lorain County, Ohio, Healthcare Facilities Revenue            2/08 at 101.00         BBB     1,024,970
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
----------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

         470 Edmond Public Works Authority, Oklahoma, Utility System       7/09 at 100.00         AAA       504,437
              Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19
              (Pre-refunded 7/01/09) - AMBAC Insured

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call         AAA     1,041,120
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------
       1,470 Total Oklahoma                                                                               1,545,557
----------------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

         490 Oregon Housing and Community Services Department, Single      1/14 at 100.00         Aa2       505,837
              Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
              1/01/29 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00         AAA       798,456
              1997A, 6.000%, 7/15/09 (Pre-refunded 7/15/07) - FSA Insured
----------------------------------------------------------------------------------------------------------------------
             South Carolina - 3.5%

         250 Dorchester County School District 2, South Carolina,         12/14 at 100.00           A       265,150
              Installment Purchase Revenue Bonds, GROWTH, Series 2004,
              5.250%, 12/01/20

       1,000 Greenville County School District, South Carolina,           12/12 at 101.00    AA-/(4)/     1,143,710
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19 (Pre-refunded 12/01/12)

         500 Medical University Hospital Authority, South Carolina,        8/14 at 100.00         AAA       539,510
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/20 - MBIA Insured

----
28

   Principal                                                                Optional Call
Amount (000) Description                                                  Provisions/(2)/ Ratings/(3)/        Value
-------------------------------------------------------------------------------------------------------------------
             South Carolina (continued)

   $     775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00         BBB  $    818,710
              Carolina, Tobacco Settlement Asset-Backed Bonds, Series
              2001B, 6.000%, 5/15/22
-------------------------------------------------------------------------------------------------------------------
       2,525 Total South Carolina                                                                         2,767,080
-------------------------------------------------------------------------------------------------------------------
             Texas - 3.6%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00         Aa3     2,038,240
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

       1,000 Harris County-Houston Sports Authority, Texas, Junior Lien      No Opt. Call         AAA       298,480
              Revenue Bonds, Series 2001H, 0.000%, 11/15/30 - MBIA
              Insured

         630 Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call         AAA       195,218
              Bonds, Convention and Entertainment Project, Series 2001B,
              0.000%, 9/01/30 - AMBAC Insured

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00         AAA       255,084
              Bonds, Series 1996, 5.700%, 7/01/09 - FGIC Insured
              (Alternative Minimum Tax)

          70 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00         AAA        72,152
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
       3,950 Total Texas                                                                                  2,859,174
-------------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,      5/06 at 102.00         AAA       204,320
              Series 1995N, 6.000%, 5/01/08 - AMBAC Insured (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Virginia - 0.3%

         250 Fairfax County Industrial Development Authority, Virginia,    2/08 at 101.00         AA+       254,030
              Healthcare Revenue Refunding Bonds, Inova Health System,
              Series 1998A, 5.000%, 8/15/25
-------------------------------------------------------------------------------------------------------------------
             Washington - 2.9%

         240 Central Puget Sound Regional Transit Authority, Washington,   2/09 at 101.00         AAA       242,072
              Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999,
              4.750%, 2/01/28 - FGIC Insured

         465 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00         AAA       489,871
              Electric Production Revenue Bonds, Series 2004, 5.000%,
              9/01/22 - FGIC Insured

         800 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00         AAA       825,640
              Bonds, Nuclear Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured

         710 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00         BBB       766,862
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26
-------------------------------------------------------------------------------------------------------------------
       2,215 Total Washington                                                                             2,324,445
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.5%

         400 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00         BBB       426,588
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.375%, 6/01/32
-------------------------------------------------------------------------------------------------------------------
   $  49,320 Total Municipal Bonds (cost $43,571,117)                                                    45,078,808
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $70,820,949) - 98.0%                                                78,360,268
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.0%                                                         1,617,547
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                         $ 79,977,815
             ----------------------------------------------------------------------------------------------------

           (1) Non-income producing.
           (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           (3) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
           (4) Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
29

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND
December 31, 2005

Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 59.9%

       Aerospace & Defense - 1.4%

22,300 Honeywell International Inc.                                 $  830,675
------------------------------------------------------------------------------
       Beverages - 1.2%

11,450 PepsiCo, Inc.                                                   676,466
------------------------------------------------------------------------------
       Capital Markets - 1.0%

 4,500 Goldman Sachs Group, Inc.                                       574,695
------------------------------------------------------------------------------
       Chemicals - 1.3%

10,100 BASF AG, Sponsored ADR                                          772,448
------------------------------------------------------------------------------
       Commercial Banks - 5.9%

36,400 Bank of America Corporation                                   1,679,860

21,800 Bank of New York Company, Inc.                                  694,330

16,100 Wells Fargo & Company                                         1,011,563
------------------------------------------------------------------------------
       Total Commercial Banks                                        3,385,753
       ----------------------------------------------------------------------
       Commercial Services & Supplies - 0.6%

10,302 R.R. Donnelley & Sons Company                                   352,431
------------------------------------------------------------------------------
       Communications Equipment - 0.8%

19,800 Motorola, Inc.                                                  447,282
------------------------------------------------------------------------------
       Computers & Peripherals - 1.8%

18,200 Hewlett-Packard Company                                         521,066

 6,300 International Business Machines Corporation (IBM)               517,860
------------------------------------------------------------------------------
       Total Computers & Peripherals                                 1,038,926
       ----------------------------------------------------------------------
       Diversified Financial Services - 5.6%

 8,600 CIT Group Inc.                                                  445,308

35,074 Citigroup Inc.                                                1,702,141

27,300 JPMorgan Chase & Co.                                          1,083,537
------------------------------------------------------------------------------
       Total Diversified Financial Services                          3,230,986
       ----------------------------------------------------------------------
       Diversified Telecommunication Services - 3.5%

36,450 BellSouth Corporation                                           987,795

42,850 Sprint Nextel Corporation                                     1,000,976
------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                  1,988,771
       ----------------------------------------------------------------------
       Electric Utilities - 1.5%

12,300 Entergy Corporation                                             844,395
------------------------------------------------------------------------------
       Electrical Equipment - 0.9%

 7,100 Cooper Industries, Ltd., Class A                                518,300
------------------------------------------------------------------------------
       Energy Equipment & Services - 2.2%

12,500 Halliburton Company                                             774,500

13,800 Weatherford International Ltd., (1)                             499,560
------------------------------------------------------------------------------
       Total Energy Equipment & Services                             1,274,060
       ----------------------------------------------------------------------
       Food & Staples Retailing - 1.6%

20,100 Wal-Mart Stores, Inc.                                           940,680
------------------------------------------------------------------------------
       Food Products - 1.6%

 6,550 Bunge Limited                                                   370,796

14,100 Cadbury Schweppes plc, Sponsored ADR                            539,889
------------------------------------------------------------------------------
       Total Food Products                                             910,685
       ----------------------------------------------------------------------

----
30

Shares Description                                                         Value
--------------------------------------------------------------------------------
       Hotels, Restaurants & Leisure - 3.0%

12,700 Carnival Corporation                                         $    679,069

31,500 McDonald's Corporation                                          1,062,180
--------------------------------------------------------------------------------
       Total Hotels Restaurants & Leisure                              1,741,249
       ------------------------------------------------------------------------
       Industrial Conglomerates - 0.9%

 6,550 Textron Inc.                                                      504,219
--------------------------------------------------------------------------------
       Insurance - 3.0%

15,999 Aon Corporation                                                   575,164

26,300 St. Paul Travelers Companies, Inc.                              1,174,821
--------------------------------------------------------------------------------
       Total Insurance                                                 1,749,985
       ------------------------------------------------------------------------
       Machinery - 0.5%

 4,100 Caterpillar Inc.                                                  236,857
--------------------------------------------------------------------------------
       Metals & Mining - 0.5%

 4,500 United States Steel Corporation                                   216,315
--------------------------------------------------------------------------------
       Multiline Retail - 0.6%

 3,150 Sears Holding Corporation, (1)                                    363,920
--------------------------------------------------------------------------------
       Multi-Utilities - 1.2%

 9,250 Dominion Resources, Inc.                                          714,100
--------------------------------------------------------------------------------
       Oil, Gas, & Consumable Fuels - 6.3%

 2,700 Amerada Hess Corporation                                          342,414

 8,560 ConocoPhillips                                                    498,021

26,200 Exxon Mobil Corporation                                         1,471,654

12,293 Marathon Oil Corporation                                          749,504

 6,900 Occidental Petroleum Corporation                                  551,172
--------------------------------------------------------------------------------
       Total Oil, Gas, & Consumable Fuels                              3,612,765
       ------------------------------------------------------------------------
       Pharmaceuticals - 5.7%

22,500 Abbott Laboratories                                               887,175

11,800 Eli Lilly and Company                                             667,762

16,100 Norvatis AG, ADR                                                  844,928

19,453 Sanofi-Aventis, ADR                                               853,987
--------------------------------------------------------------------------------
       Total Pharmaceuticals                                           3,253,852
       ------------------------------------------------------------------------
       Road & Rail - 2.5%

10,000 CSX Corporation                                                   507,700

20,700 Norfolk Southern Corporation                                      927,981
--------------------------------------------------------------------------------
       Total Road & Rail                                               1,435,681
       ------------------------------------------------------------------------
       Semiconductors & Equipment - 0.9%

20,150 Intel Corporation                                                 502,944
--------------------------------------------------------------------------------
       Software - 1.8%

40,200 Microsoft Corporation                                           1,051,230
--------------------------------------------------------------------------------
       Tobacco - 2.1%

16,350 Altria Group, Inc.                                              1,221,672
--------------------------------------------------------------------------------
       Total Common Stocks (cost $28,349,684)                         34,391,342
       ------------------------------------------------------------------------

----
31

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND (continued)
December 31, 2005

   Principal
Amount (000) Description                                                  Coupon Maturity       Value
-----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS--36.6%

             U.S. Treasury Bonds--12.5%

     $ 2,610 United States of America Treasury Bonds                      7.250%  5/15/16 $ 3,205,612

       1,900 United States of America Treasury Bonds                      7.250%  8/15/22   2,474,900

       1,280 United States of America Treasury Bonds                      6.000%  2/15/26   1,509,801
-----------------------------------------------------------------------------------------------------
       5,790 Total U.S. Treasury Bonds                                                      7,190,313
-----------------------------------------------------------------------------------------------------
             U.S. Treasury Notes--24.1%

       3,015 United States of America Treasury Notes                      7.000%  7/15/06   3,055,868

       3,300 United States of America Treasury Notes                      3.125%  1/31/07   3,254,886

       3,825 United States of America Treasury Notes                      4.750% 11/15/08   3,862,952

       3,430 United States of America Treasury Notes                      5.750%  8/15/10   3,629,773
-----------------------------------------------------------------------------------------------------
      13,570 Total U.S. Treasury Notes                                                     13,803,479
-----------------------------------------------------------------------------------------------------
     $19,360 Total U.S. Government and Agency Obligations (cost                            20,993,792
              $20,206,287)
-----------------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 3.0%
     $ 1,733 Repurchase Agreement with State Street Bank, dated           3.250% 1/03/06    1,732,986
              12/30/05, repurchase price $1,733,612 collateralized by
              $1,290,000 U.S. Treasury Bonds, 7.875% due 2/15/21, value
              $1,773,750
-----------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $1,732,986)                                 1,732,986
             ---------------------------------------------------------------------------------------
             Total Investments (cost $50,288,957) - 99.5%                                  57,118,120
             ---------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                             265,358
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $57,383,478
             ---------------------------------------------------------------------------------------

           (1) Non-income producing.
           ADR American Depositary Receipt.

----
32

                                See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)
December 31, 2005

                                                                Multi-Cap     Large-Cap    Municipal    Stock and
                                                                    Value         Value    and Stock         Bond
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $552,214,103, $426,781,672,
 $70,820,949 and $50,288,957, respectively)                  $630,821,193 $515,243,137  $78,360,268  $57,118,120
Receivables:
 Dividends                                                        936,528      418,917       28,364       28,461
 Interest                                                           7,751        2,492      823,729      344,656
 Investments sold                                                      --    3,751,889    1,888,543      145,309
 Reclaims                                                             837           --        1,792           --
 Shares sold                                                    6,983,355       26,597       42,041       89,618
Other assets                                                        2,206      149,767       27,666       14,845
-----------------------------------------------------------------------------------------------------------------
   Total assets                                               638,751,870  519,592,799   81,172,403   57,741,009
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --           --      799,854           --
Payables:
 Investments purchased                                            653,108    3,438,397      218,832      236,366
 Shares redeemed                                                  377,303      596,569       52,751       39,591
Accrued expenses:
 Management fees                                                  430,537      366,297       50,639       32,291
 12b-1 distribution and service fees                              263,996      149,418       31,556       21,953
 Other                                                            158,760      398,351       40,956       27,330
-----------------------------------------------------------------------------------------------------------------
   Total liabilities                                            1,883,704    4,949,032    1,194,588      357,531
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $636,868,166 $514,643,767  $79,977,815  $57,383,478
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $263,270,708 $429,284,889  $55,973,520  $30,870,641
Shares outstanding                                             11,845,357   16,724,432    2,388,163    1,242,124
Net asset value per share                                    $      22.23 $      25.67  $     23.44  $     24.85
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      23.59 $      27.24  $     24.87  $     26.37
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 45,909,388 $ 36,185,923  $15,016,877  $10,170,235
Shares outstanding                                              2,092,132    1,435,626      603,353      409,243
Net asset value and offering price per share                 $      21.94 $      25.21  $     24.89  $     24.85
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $208,705,280 $ 28,923,331  $ 7,835,736  $ 7,741,217
Shares outstanding                                              9,509,766    1,149,306      315,224      311,310
Net asset value and offering price per share                 $      21.95 $      25.17  $     24.86  $     24.87
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $118,982,790 $ 20,249,624  $ 1,151,682  $ 8,601,385
Shares outstanding                                              5,371,756      786,934       50,241      346,102
Net asset value and offering price per share                 $      22.15 $      25.73  $     22.92  $     24.85
-----------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $551,782,326 $419,182,425  $78,209,938  $50,388,272
Undistributed (Over-distribution of) net investment income         51,315      (41,084)     176,861     (335,546)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  6,427,435    7,040,961   (5,948,303)     501,589
Net unrealized appreciation (depreciation) of investments
 and translation of assets and liabilities denominated in
 foreign currencies                                            78,607,090   88,461,465    7,539,319    6,829,163
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $636,868,166 $514,643,767  $79,977,815  $57,383,478
-----------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
33

Statement of Operations (Unaudited)
Six Months Ended December 31, 2005

                                       Multi-Cap    Large-Cap    Municipal    Stock and
                                           Value        Value    and Stock         Bond
---------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $15,050, $6,582,
 $456 and $478, respectively)       $ 4,219,642  $ 5,277,146  $   361,074  $   366,940
Interest                                769,699      203,724    1,158,646      553,454
---------------------------------------------------------------------------------------
Total investment income               4,989,341    5,480,870    1,519,720      920,394
---------------------------------------------------------------------------------------
Expenses
Management fees                       2,152,018    2,172,764      302,817      220,470
12b-1 service fees - Class A            274,303      542,668       70,071       39,068
12b-1 distribution and service
 fees - Class B                         197,988      208,232       84,771       55,009
12b-1 distribution and service
 fees - Class C                         829,438      152,257       39,711       39,784
Shareholders' servicing agent fees
 and expenses                           379,331      354,650       32,839       32,212
Custodian's fees and expenses            60,053       67,322       31,179       25,910
Trustees' fees and expenses               6,737        7,423          822          517
Professional fees                        15,864       27,576        7,543        5,392
Shareholders' reports - printing
 and mailing expenses                   106,818       77,165        7,979        8,380
Federal and state registration fees      54,464       18,959       21,007       20,531
Other expenses                            8,060       13,586        1,781        1,465
---------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        4,085,074    3,642,602      600,520      448,738
 Custodian fee credit                      (597)        (125)      (7,463)        (145)
 Expense reimbursement                       --           --           --      (16,939)
---------------------------------------------------------------------------------------
Net expenses                          4,084,477    3,642,477      593,057      431,654
---------------------------------------------------------------------------------------
Net investment income                   904,864    1,838,393      926,663      488,740
---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
 investments and foreign currency
 transactions                         9,838,002   37,860,461    2,907,521    3,028,195
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   35,298,820   (2,289,793)  (1,031,907)  (1,100,833)
---------------------------------------------------------------------------------------
Net realized and unrealized gain
 (loss)                              45,136,822   35,570,668    1,875,614    1,927,362
---------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $46,041,686  $37,409,061  $ 2,802,277  $ 2,416,102
---------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Statement of Changes in Net Assets (Unaudited)

                                                                                        Multi-Cap Value
                                                                                ------------------------------
                                                                                Six Months Ended     Year Ended
                                                                                        12/31/05        6/30/05
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $    904,864  $    849,838
Net realized gain (loss) from investments and foreign currency transactions            9,838,002     5,607,702
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies              35,298,820    24,118,742
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 46,041,686    30,576,282
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                               (645,348)     (261,827)
  Class B                                                                                     --            --
  Class C                                                                                     --            --
  Class R                                                                               (563,169)     (285,835)
From accumulated net realized gains:
  Class A                                                                             (3,335,819)     (824,184)
  Class B                                                                               (600,391)     (167,497)
  Class C                                                                             (2,635,958)     (568,849)
  Class R                                                                             (1,502,118)     (503,141)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                             (9,282,803)   (2,611,333)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                         196,577,018   282,346,414
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                      8,084,518     2,197,568
----------------------------------------------------------------------------------------------------------------
                                                                                     204,661,536   284,543,982
Cost of shares redeemed                                                              (28,487,366)  (32,805,212)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                   176,174,170   251,738,770
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                212,933,053   279,703,719
Net assets at the beginning of period                                                423,935,113   144,231,394
----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                     $636,868,166  $423,935,113
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period     $     51,315  $    354,968
----------------------------------------------------------------------------------------------------------------

                                                                                        Large-Cap Value
                                                                                -------------------------------
                                                                                Six Months Ended      Year Ended
                                                                                        12/31/05         6/30/05
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $  1,838,393  $   6,367,221
Net realized gain (loss) from investments and foreign currency transactions           37,860,461     58,498,613
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies              (2,289,793)   (12,622,835)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 37,409,061     52,242,999
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                             (3,858,361)    (4,903,179)
  Class B                                                                                (52,997)      (230,958)
  Class C                                                                                (42,412)      (156,848)
  Class R                                                                               (231,877)      (299,082)
From accumulated net realized gains:
  Class A                                                                            (25,404,175)            --
  Class B                                                                             (2,324,281)            --
  Class C                                                                             (1,772,793)            --
  Class R                                                                             (1,181,667)            --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                            (34,868,563)    (5,590,067)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                          19,140,913     13,830,734
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                     24,742,475      3,706,927
----------------------------------------------------------------------------------------------------------------
                                                                                      43,883,388     17,537,661
Cost of shares redeemed                                                              (46,452,382)  (104,265,228)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                    (2,568,994)   (86,727,567)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                    (28,496)   (40,074,635)
Net assets at the beginning of period                                                514,672,263    554,746,898
----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                     $514,643,767  $ 514,672,263
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period     $    (41,084) $   2,306,170
----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
35

December 31, 2005

                                                         Municipal and Stock               Stock and Bond
                                                   ------------------------------  ------------------------------
                                                   Six Months Ended     Year Ended Six Months Ended     Year Ended
                                                           12/31/05        6/30/05         12/31/05        6/30/05
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $   926,663  $  2,113,691      $    488,740  $  1,264,115
Net realized gain (loss) from investments and
 foreign currency transactions                            2,907,521     3,462,086         3,028,195     3,921,853
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                              (1,031,907)      595,869        (1,100,833)     (264,320)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                               2,802,277     6,171,646         2,416,102     4,921,648
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                   (954,210)   (1,607,229)         (321,757)     (808,608)
 Class B                                                   (107,275)     (310,936)          (68,997)     (213,933)
 Class C                                                    (50,437)     (116,054)          (51,408)     (144,821)
 Class R                                                    (20,765)      (25,445)          (97,369)     (284,060)
From accumulated net realized gains:
 Class A                                                         --            --        (2,220,095)           --
 Class B                                                         --            --          (761,016)           --
 Class C                                                         --            --          (550,514)           --
 Class R                                                         --            --          (611,775)           --
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                            (1,132,687)   (2,059,664)       (4,682,931)   (1,451,422)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                              4,938,531     6,647,152         5,187,507     6,940,088
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                       928,305     1,403,785         3,446,699       952,452
------------------------------------------------------------------------------------------------------------------
                                                          5,866,836     8,050,937         8,634,206     7,892,540
Cost of shares redeemed                                  (9,292,436)  (19,271,481)      (10,495,050)  (13,371,775)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                      (3,425,600)  (11,220,544)       (1,860,844)   (5,479,235)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                    (1,756,010)   (7,108,562)       (4,127,673)   (2,009,009)
Net assets at the beginning of period                    81,733,825    88,842,387        61,511,151    63,520,160
------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $79,977,815  $ 81,733,825      $ 57,383,478  $ 61,511,151
------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                 $   176,861  $    382,885      $   (335,546) $   (284,755)
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
36

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable net investment income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular


----
37
federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the six months ended December 31, 2005.


----
38

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      Multi-Cap Value
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                            12/31/05                   6/30/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            3,730,491  $ 80,935,454   6,320,701  $124,190,266
  Class A - automatic conversion of Class B shares       9,238       202,104          --            --
  Class B                                              519,192    11,134,368   1,221,632    23,579,274
  Class C                                            3,385,783    72,584,915   5,036,812    97,691,011
  Class R                                            1,458,663    31,720,177   1,864,752    36,885,863
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              156,347     3,475,282      45,993       925,000
  Class B                                               23,958       524,687       7,170       142,402
  Class C                                               97,204     2,128,759      20,328       403,716
  Class R                                               88,139     1,955,790      36,137       726,450
-------------------------------------------------------------------------------------------------------
                                                     9,469,015   204,661,536  14,553,525   284,543,982
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (767,534)  (16,456,635)   (789,578)  (15,619,738)
  Class B                                              (72,579)   (1,551,844)   (103,244)   (2,027,935)
  Class B - automatic conversion to Class A shares      (9,359)     (202,104)         --            --
  Class C                                             (294,274)   (6,283,750)   (366,654)   (7,241,916)
  Class R                                             (185,348)   (3,993,033)   (404,527)   (7,915,623)
-------------------------------------------------------------------------------------------------------
                                                    (1,329,094)  (28,487,366) (1,664,003)  (32,805,212)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                              8,139,921  $176,174,170  12,889,522  $251,738,770
-------------------------------------------------------------------------------------------------------


----
39

                                                                      Large-Cap Value
                                                    ---------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            12/31/05                   6/30/05
                                                    ------------------------  -------------------------
                                                         Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              399,726  $ 10,586,361     243,277  $   5,930,149
  Class A - automatic conversion of Class B shares     183,924     4,924,862      86,042      2,180,452
  Class B                                               38,968     1,006,604      56,330      1,348,407
  Class C                                               57,580     1,479,202      76,046      1,796,614
  Class R                                               42,790     1,143,884     104,815      2,575,112
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              804,730    21,039,787     128,704      3,221,452
  Class B                                               56,295     1,438,042       5,574        137,228
  Class C                                               35,224       898,356       3,026         74,382
  Class R                                               52,067     1,366,290      10,915        273,865
--------------------------------------------------------------------------------------------------------
                                                     1,671,304    43,883,388     714,729     17,537,661
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (943,396)  (25,100,661) (2,719,943)   (66,224,977)
  Class B                                             (276,029)   (7,202,412)   (630,663)   (15,055,074)
  Class B - automatic conversion to Class A shares    (188,117)   (4,924,862)    (87,696)    (2,180,452)
  Class C                                             (169,968)   (4,420,689)   (755,295)   (17,872,917)
  Class R                                             (178,704)   (4,803,758)   (119,097)    (2,931,808)
--------------------------------------------------------------------------------------------------------
                                                    (1,756,214)  (46,452,382) (4,312,694)  (104,265,228)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (84,910) $ (2,568,994) (3,597,965) $ (86,727,567)
--------------------------------------------------------------------------------------------------------

                                                                    Municipal and Stock
                                                    ---------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            12/31/05                   6/30/05
                                                    ------------------------  -------------------------
                                                         Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              121,309  $  2,838,911     193,539  $   4,353,962
  Class A - automatic conversion of Class B shares      53,779     1,262,801      12,433        300,302
  Class B                                                4,085       101,566      36,156        849,414
  Class C                                               13,302       329,843      47,077      1,123,538
  Class R                                               17,720       405,410         892         19,936
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               34,310       804,725      50,974      1,149,503
  Class B                                                2,963        73,216       7,037        166,401
  Class C                                                1,554        38,360       3,129         73,982
  Class R                                                  522        12,004         628         13,899
--------------------------------------------------------------------------------------------------------
                                                       249,544     5,866,836     351,865      8,050,937
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (181,700)   (4,259,638)   (482,074)   (10,790,186)
  Class B                                             (122,236)   (3,021,028)   (265,863)    (6,289,888)
  Class B - automatic conversion to Class A shares     (51,014)   (1,262,801)    (13,102)      (300,302)
  Class C                                              (28,797)     (709,830)    (79,365)    (1,868,691)
  Class R                                               (1,720)      (39,139)       (998)       (22,414)
--------------------------------------------------------------------------------------------------------
                                                      (385,467)   (9,292,436)   (841,402)   (19,271,481)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (135,923) $ (3,425,600)   (489,537) $ (11,220,544)
--------------------------------------------------------------------------------------------------------


----
40

                                                                    Stock and Bond
                                                    ----------------------------------------------
                                                       Six Months Ended           Year Ended
                                                           12/31/05                 6/30/05
                                                    ----------------------  ----------------------
                                                       Shares        Amount    Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             93,475  $  2,445,183    96,409  $  2,437,598
  Class A - automatic conversion of Class B shares    19,494       512,951     8,624       223,741
  Class B                                             23,191       598,778    54,370     1,368,646
  Class C                                             29,331       748,939    29,622       749,273
  Class R                                             33,234       881,656    86,026     2,160,830
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             80,210     2,019,355    21,460       539,563
  Class B                                             18,458       463,338     4,250       106,895
  Class C                                              9,361       235,131     1,858        46,759
  Class R                                             28,942       728,875    10,304       259,235
---------------------------------------------------------------------------------------------------
                                                     335,696     8,634,206   312,923     7,892,540
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (154,985)   (4,091,777) (278,940)   (7,046,198)
  Class B                                            (58,438)   (1,529,772) (111,712)   (2,817,908)
  Class B - automatic conversion to Class A shares   (19,506)     (512,951)   (8,636)     (223,741)
  Class C                                            (33,394)     (879,498)  (76,723)   (1,932,493)
  Class R                                           (130,384)   (3,481,052)  (53,262)   (1,351,435)
---------------------------------------------------------------------------------------------------
                                                    (396,707)  (10,495,050) (529,273)  (13,371,775)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                              (61,011) $ (1,860,844) (216,350) $ (5,479,235)
---------------------------------------------------------------------------------------------------

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the six months ended December 31, 2005, were as follows:

                                             Multi-Cap    Large-Cap   Municipal   Stock and
                                                 Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $179,158,975 $226,114,028 $17,488,919 $17,206,648
  U.S. Government and agency obligations            --           --          --   1,710,522
Sales and maturities:
  Investment securities                     18,223,632  269,920,270  21,636,717  22,618,642
  U.S. Government and agency obligations            --           --          --   3,718,189
-------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments was as follows:

                            Multi-Cap    Large-Cap   Municipal   Stock and
                                Value        Value   and Stock        Bond
     ---------------------------------------------------------------------
     Cost of investments $552,252,908 $429,366,195 $70,957,385 $50,769,227
     ---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2005, were as follows:

                                                              Multi-Cap    Large-Cap   Municipal   Stock and
                                                                  Value        Value   and Stock        Bond
------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 90,623,739  $90,330,241  $7,727,843  $6,798,557
  Depreciation                                             (12,055,454)  (4,453,299)   (324,960)   (449,664)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $ 78,568,285  $85,876,942  $7,402,883  $6,348,893
------------------------------------------------------------------------------------------------------------


----
41

The tax components of undistributed net tax-exempt income, net ordinary income and net realized gains at June 30, 2005, the Funds' last fiscal year end, were as follows:

                                           Multi-Cap  Large-Cap Municipal  Stock and
                                               Value      Value and Stock       Bond
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $       -- $       --  $297,336 $       --
Undistributed net ordinary income**        1,705,303  2,306,113   190,476    342,184
Undistributed net long-term capital gains  3,352,193  2,447,937        --  1,885,052
------------------------------------------------------------------------------------

*  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 9, 2005, paid on July 1, 2005.
** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

The tax character of distributions paid during the fiscal year ended June 30, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                Multi-Cap  Large-Cap  Municipal  Stock and
2005                                                Value      Value  and Stock       Bond
------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $       -- $       -- $1,410,386 $       --
Distributions from net ordinary income**        2,157,195  5,590,068    649,299  1,433,366
Distributions from net long-term capital gains    454,137         --         --         --
------------------------------------------------------------------------------------------

** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

At June 30, 2005, the Funds' last fiscal year end, Municipal and Stock had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Municipal
                                            and Stock
                          ---------------------------
                          Expiration year:
                            2011           $7,818,822
                            2012              882,767
                          ---------------------------
                          Total            $8,701,589
                          ---------------------------


----
42

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Fund-Level  Fund-Level  Fund-Level  Fund-Level
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .6500%      .6500%      .5500%      .5500%
 For the next $125 million           .6375       .6375       .5375       .5375
 For the next $250 million           .6250       .6250       .5250       .5250
 For the next $500 million           .6125       .6125       .5125       .5125
 For the next $1 billion             .6000       .6000       .5000       .5000
 For net assets over $2 billion      .5750       .5750       .4750       .4750
 ------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
43

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser had agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended December 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                  Multi-Cap Large-Cap Municipal Stock and
                                      Value     Value and Stock      Bond
      -------------------------------------------------------------------
      Sales charges collected    $1,169,612   $89,783   $49,255   $28,600
      Paid to authorized dealers  1,029,534    80,945    43,282    25,206
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               Multi-Cap Large-Cap Municipal Stock and
                                   Value     Value and Stock      Bond
          ------------------------------------------------------------
          Commission advances $1,143,778   $27,972    $5,370    $6,942
          ------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2005, the Distributor retained such 12b-1 fees as follows:

                              Multi-Cap Large-Cap Municipal Stock and
                                  Value     Value and Stock      Bond
          -----------------------------------------------------------
          12b-1 fees retained  $746,124  $166,580   $67,466   $44,513
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2005, as follows:

                           Multi-Cap Large-Cap Municipal Stock and
                               Value     Value and Stock      Bond
             -----------------------------------------------------
             CDSC retained   $56,251   $21,301   $14,599    $9,139
             -----------------------------------------------------


----
44

6. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on February 1, 2006, to shareholders of record on January 9, 2006, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0395
                           Class B               .0265
                           Class C               .0265
                           Class R               .0435
                         -----------------------------


----
45

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations         Less Distributions
                                                -----------------------------  ------------------------


MULTI-CAP VALUE





                                                      Net         Net
                                      Beginning   Invest-   Realized/              Net                   Ending
                                            Net      ment  Unrealized          Invest-                      Net
                                          Asset    Income        Gain             ment  Capital           Asset     Total
                                          Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2006(h)                               $20.60     $ .06      $ 1.93  $ 1.99    $(.06)  $ (.30) $ (.36) $22.23      9.66%
   2005                                   18.56       .11        2.15    2.26     (.05)    (.17)   (.22)  20.60     12.20
   2004                                   14.60       .04        4.38    4.42     (.02)    (.44)   (.46)  18.56     30.75
 4/01/03- 6/30/03                         11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                        11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30:
   2006(h)                                20.37      (.02)       1.89    1.87       --     (.30)   (.30)  21.94      9.20
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                         11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                        11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30:
   2006(h)                                20.37      (.02)       1.90    1.88       --     (.30)   (.30)  21.95      9.25
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                         11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                        11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30:
   2006(h)                                20.55       .09        1.92    2.01     (.11)    (.30)   (.41)  22.15      9.79
   2005                                   18.52       .15        2.15    2.30     (.10)    (.17)   (.27)  20.55     12.43
   2004                                   14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                         11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                                13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                     11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                                13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                                11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                      ---------------------------------------------------------------------------------
                                                  Before Credit/           After            After Credit/
                                                  Reimbursement       Reimbursement(c)     Reimbursement(d)
MULTI-CAP VALUE                                ------------------   ------------------   ------------------
                                                            Ratio                Ratio                Ratio
                                                           of Net               of Net               of Net
                                                          Invest-              Invest-              Invest-
                                                             ment                 ment                 ment
                                               Ratio of    Income   Ratio of    Income   Ratio of    Income
                                               Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                        Ending       to        to         to        to         to        to
                                           Net  Average   Average    Average   Average    Average   Average   Portfolio
                                        Assets      Net       Net        Net       Net        Net       Net    Turnover
                                         (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2006(h)                            $263,271     1.31%*     .59%*     1.31%*     .59%*     1.31%*     .59%*         4%
   2005                                179,548     1.36       .54       1.36       .54       1.36       .54          14
   2004                                 58,279     1.48       .20       1.48       .20       1.48       .20          21
 4/01/03- 6/30/03                        4,732     1.66*      .59*      1.66*      .59*      1.66*      .60*         13
 12/09/02- 3/31/03                         294     1.78*     (.07)*     1.75*     (.04)*     1.75*     (.04)*        52
Class B (12/02)
 Year Ended 6/30:
   2006(h)                              45,909     2.06*     (.16)*     2.06*     (.16)*     2.06*     (.16)*         4
   2005                                 33,216     2.10      (.20)      2.10      (.20)      2.10      (.20)         14
   2004                                  9,322     2.23      (.53)      2.23      (.53)      2.23      (.53)         21
 4/01/03- 6/30/03                          193     2.43*     (.08)*     2.43*     (.08)*     2.43*     (.08)*        13
 12/09/02- 3/31/03                          20     3.29*    (1.95)*     2.50*    (1.16)*     2.50*    (1.16)*        52
Class C (12/02)
 Year Ended 6/30:
   2006(h)                             208,705     2.07*     (.15)*     2.07*     (.15)*     2.07*     (.15)*         4
   2005                                128,758     2.11      (.21)      2.11      (.21)      2.10      (.21)         14
   2004                                 30,085     2.23      (.53)      2.23      (.53)      2.23      (.53)         21
 4/01/03- 6/30/03                          416     2.44*     (.33)*     2.44*     (.33)*     2.44*     (.33)*        13
 12/09/02- 3/31/03                           2     2.50*     (.62)*     2.50*     (.62)*     2.50*     (.62)*        52
Class R (11/97)
 Year Ended 6/30:
   2006(h)                             118,983     1.06*      .84*      1.06*      .84*      1.06*      .84*          4
   2005                                 82,413     1.10       .78       1.10       .78       1.10       .78          14
   2004                                 46,546     1.24       .39       1.24       .39       1.24       .39          21
 4/01/03- 6/30/03                       26,777     1.41*      .56*      1.41*      .56*      1.41*      .56*         13
 Year Ended 3/31:
   2003(e)                              21,795     1.61       .37       1.36       .62       1.36       .62          52
 11/01/01- 3/31/02(f)                   25,505     2.21*     (.10)*     1.25*      .86*      1.25*      .86*         14
 Year Ended 10/31:
   2001(g)                              16,996     1.54       .25       1.25       .54       1.25       .54          66
   2000(g)                              29,547     1.66       .09       1.15       .60       1.15       .60          49
------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the December 6, 2002, reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(h)For the six months ended December 31, 2005.


                                See accompanying notes to financial statements.

----
46

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE





                                               Net         Net
                               Beginning   Invest-   Realized/              Net                   Ending              Ending
                                     Net      ment  Unrealized          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006(e)                          $25.58     $ .11      $ 1.81  $ 1.92    $(.23)  $(1.60) $(1.83) $25.67      7.44% $429,285
 2005                              23.41       .32        2.13    2.45     (.28)      --    (.28)  25.58     10.51   416,407
 2004                              19.93       .12        3.44    3.56     (.08)      --    (.08)  23.41     17.90   434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
Class B (8/96)
 2006(e)                           25.06        --        1.79    1.79     (.04)   (1.60)  (1.64)  25.21      7.06    36,186
 2005                              22.95       .14        2.08    2.22     (.11)      --    (.11)  25.06      9.66    45,224
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
Class C (8/96)
 2006(e)                           25.02        --        1.79    1.79     (.04)   (1.60)  (1.64)  25.17      7.07    28,923
 2005                              22.92       .14        2.07    2.21     (.11)      --    (.11)  25.02      9.63    30,691
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
Class R (8/96)
 2006(e)                           25.67       .14        1.82    1.96     (.30)   (1.60)  (1.90)  25.73      7.56    20,250
 2005                              23.49       .38        2.14    2.52     (.34)      --    (.34)  25.67     10.77    22,350
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                               Before Credit/           After            After Credit/
                               Reimbursement       Reimbursement(c)     Reimbursement(d)
LARGE-CAP VALUE             ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                                             ment                 ment                 ment
                               Ratio of    Income   Ratio of    Income   Ratio of    Income
                               Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,              Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006(e)                           1.29%*     .79%*     1.29%*     .79%*     1.29%*     .79%*        44%
 2005                              1.31      1.31       1.31      1.31       1.31      1.31          81
 2004                              1.36       .56       1.36       .56       1.36       .56          85
 2003                              1.45       .45       1.45       .45       1.45       .45          90
 2002                              1.36       .33       1.36       .33       1.36       .33          81
 2001                              1.34       .62       1.33       .63       1.32       .64          90
Class B (8/96)
 2006(e)                           2.04*      .03*      2.04*      .03*      2.04*      .03*         44
 2005                              2.06       .57       2.06       .57       2.06       .57          81
 2004                              2.11      (.18)      2.11      (.18)      2.11      (.18)         85
 2003                              2.21      (.31)      2.21      (.31)      2.21      (.31)         90
 2002                              2.11      (.42)      2.11      (.42)      2.11      (.42)         81
 2001                              2.09      (.13)      2.08      (.11)      2.07      (.11)         90
Class C (8/96)
 2006(e)                           2.04*      .04*      2.04*      .04*      2.04*      .04*         44
 2005                              2.06       .57       2.06       .57       2.06       .57          81
 2004                              2.11      (.18)      2.11      (.18)      2.11      (.18)         85
 2003                              2.21      (.31)      2.21      (.31)      2.21      (.31)         90
 2002                              2.11      (.42)      2.11      (.42)      2.11      (.42)         81
 2001                              2.09      (.14)      2.07      (.13)      2.07      (.12)         90
Class R (8/96)
 2006(e)                           1.04*     1.03*      1.04*     1.03*      1.04*     1.03*         44
 2005                              1.06      1.56       1.06      1.56       1.06      1.56          81
 2004                              1.11       .83       1.11       .83       1.11       .83          85
 2003                              1.20       .70       1.20       .70       1.20       .70          90
 2002                              1.11       .58       1.11       .58       1.11       .58          81
 2001                              1.09       .86       1.08       .88       1.07       .88          90
--------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended December 31, 2005.


                                See accompanying notes to financial statements.

----
47

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                         Investment Operations        Less Distributions
                     ----------------------------  ------------------------                    ----------------------------
                                                                                                          Before Credit/
                                                                                                          Reimbursement
MUNICIPAL and STOCK                                                                                    ------------------
                                                                                                                    Ratio
                                                                                                                   of Net
                                                                                                                  Invest-
                                                                                                       Ratio of      ment
                                      Net                                                              Expenses    Income
           Beginning       Net  Realized/              Net                   Ending             Ending       to        to
                 Net   Invest- Unrealized          Invest-                      Net                Net  Average   Average
Year Ended     Asset      ment       Gain             ment  Capital           Asset     Total   Assets      Net       Net
June 30,       Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)    (000)   Assets    Assets
----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2006(e)     $23.01      $.29     $  .54  $  .83    $(.40)  $   --  $ (.40) $23.44      3.58% $55,974     1.24%*    2.47%*
  2005         21.96       .62       1.10    1.72     (.67)      --    (.67)  23.01      7.91   54,323     1.24      2.76
  2004         20.79       .54       1.14    1.68     (.51)      --    (.51)  21.96      8.13   56,787     1.28      2.47
  2003         21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)  59,780     1.35      2.34
  2002         24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)  68,197     1.29      2.64
  2001         24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60   85,586     1.26      2.96
Class B (8/96)
  2006(e)      24.26       .22        .57     .79     (.16)      --    (.16)  24.89      3.25   15,017     1.99*     1.72*
  2005         22.99       .47       1.15    1.62     (.35)      --    (.35)  24.26      7.08   18,671     2.00      2.01
  2004         21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36   23,110     2.03      1.72
  2003         22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)  26,534     2.10      1.60
  2002         24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)  34,071     2.04      1.89
  2001         24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85   41,641     2.01      2.22
Class C (8/96)
  2006(e)      24.24       .22        .56     .78     (.16)      --    (.16)  24.86      3.17    7,836     1.99*     1.72*
  2005         22.96       .48       1.15    1.63     (.35)      --    (.35)  24.24      7.13    7,979     1.99      2.01
  2004         21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32    8,229     2.03      1.72
  2003         22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)   9,083     2.10      1.59
  2002         24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)  10,828     2.04      1.89
  2001         24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86   14,302     2.01      2.22
Class R (8/96)
  2006(e)      22.56       .32        .52     .84     (.48)      --    (.48)  22.92      3.72    1,152      .99*     2.74*
  2005         21.57       .68       1.07    1.75     (.76)      --    (.76)  22.56      8.17      761      .99      3.06
  2004         20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48      716     1.03      2.72
  2003         21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)     731     1.10      2.58
  2002         23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)     783     1.04      2.90
  2001         24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84    1,120     1.01      3.21
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
           ------------------   ------------------
 MUNICIPAL and STOCK
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
June 30,     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (8/96)
  2006(e)      1.24%*    2.47%*     1.22%*    2.49%*        22%
  2005         1.24      2.76       1.23      2.77          47
  2004         1.25      2.51       1.25      2.51          45
  2003         1.25      2.44       1.24      2.45          38
  2002         1.25      2.68       1.25      2.68          34
  2001         1.24      2.98       1.24      2.98          37
Class B (8/96)
  2006(e)      1.99*     1.72*      1.97*     1.73*         22
  2005         2.00      2.01       1.99      2.02          47
  2004         2.00      1.76       2.00      1.76          45
  2003         2.00      1.71       1.99      1.71          38
  2002         2.00      1.93       2.00      1.93          34
  2001         1.99      2.23       1.99      2.23          37
Class C (8/96)
  2006(e)      1.99*     1.72*      1.97*     1.74*         22
  2005         1.99      2.01       1.98      2.02          47
  2004         2.00      1.75       2.00      1.76          45
  2003         2.00      1.69       1.99      1.70          38
  2002         2.00      1.94       2.00      1.94          34
  2001         1.99      2.23       1.99      2.23          37
Class R (8/96)
  2006(e)       .99*     2.74*       .97*     2.76*         22
  2005          .99      3.06        .98      3.07          47
  2004         1.00      2.75       1.00      2.76          45
  2003         1.00      2.69        .99      2.69          38
  2002         1.00      2.94       1.00      2.94          34
  2001         1.00      3.22        .99      3.23          37
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended December 31, 2005.

                                See accompanying notes to financial statements.

----
48

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations        Less Distributions
                                         ----------------------------  ------------------------                    -------


STOCK and BOND




                                                          Net
                               Beginning       Net  Realized/              Net                   Ending             Ending
                                     Net   Invest- Unrealized          Invest-                      Net                Net
                                   Asset      ment       Gain             ment  Capital           Asset     Total   Assets
Year Ended June 30,                Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006(e)                          $25.95      $.24     $  .85  $ 1.09    $(.27)  $(1.92) $(2.19) $24.85      4.16% $30,871
 2005                              24.56       .56       1.47    2.03     (.64)      --    (.64)  25.95      8.33   31,248
 2004                              22.72       .41       1.92    2.33     (.49)      --    (.49)  24.56     10.29   33,312
 2003                              23.48       .38       (.65)   (.27)    (.43)    (.06)   (.49)  22.72      (.99)  36,751
 2002                              25.25       .44      (1.73)  (1.29)    (.47)    (.01)   (.48)  23.48     (5.14)  42,907
 2001                              25.20       .57       2.00    2.57     (.58)   (1.94)  (2.52)  25.25     10.39   49,030
Class B (8/96)
 2006(e)                           25.95       .14        .85     .99     (.17)   (1.92)  (2.09)  24.85      3.78   10,170
 2005                              24.56       .37       1.47    1.84     (.45)      --    (.45)  25.95      7.53   11,564
 2004                              22.72       .23       1.92    2.15     (.31)      --    (.31)  24.56      9.48   12,459
 2003                              23.48       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.72     (1.73)  12,255
 2002                              25.25       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.48     (5.86)  13,067
 2001                              25.20       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
Class C (8/96)
 2006(e)                           25.97       .14        .85     .99     (.17)   (1.92)  (2.09)  24.87      3.77    7,741
 2005                              24.58       .37       1.47    1.84     (.45)      --    (.45)  25.97      7.53    7,947
 2004                              22.73       .23       1.93    2.16     (.31)      --    (.31)  24.58      9.52    8,632
 2003                              23.49       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.73     (1.73)   7,541
 2002                              25.26       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.49     (5.86)   6,686
 2001                              25.21       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
Class R (8/96)
 2006(e)                           25.95       .28        .84    1.12     (.30)   (1.92)  (2.22)  24.85      4.29    8,601
 2005                              24.56       .62       1.47    2.09     (.70)      --    (.70)  25.95      8.60   10,753
 2004                              22.72       .47       1.92    2.39     (.55)      --    (.55)  24.56     10.56    9,117
 2003                              23.47       .44       (.64)   (.20)    (.49)    (.06)   (.55)  22.72      (.70)   7,048
 2002                              25.24       .50      (1.72)  (1.22)    (.54)    (.01)   (.55)  23.47     (4.90)   5,324
 2001                              25.19       .62       2.01    2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                               Before Credit/           After            After Credit/
                               Reimbursement       Reimbursement(c)     Reimbursement(d)
STOCK and BOND              ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,              Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006(e)                           1.31%*    1.78%*     1.25%*    1.84%*     1.25%*    1.84%*        33%
 2005                              1.30      2.16       1.25      2.21       1.25      2.21          62
 2004                              1.36      1.61       1.25      1.72       1.25      1.72          61
 2003                              1.38      1.64       1.25      1.77       1.25      1.77          68
 2002                              1.40      1.61       1.25      1.76       1.24      1.77          82
 2001                              1.41      2.04       1.25      2.20       1.24      2.21          73
Class B (8/96)
 2006(e)                           2.06*     1.03*      2.00*     1.09*      2.00*     1.09*         33
 2005                              2.05      1.41       2.00      1.46       2.00      1.47          62
 2004                              2.11       .86       2.00       .97       2.00       .97          61
 2003                              2.13       .89       2.00      1.02       2.00      1.02          68
 2002                              2.15       .86       2.00      1.01       1.99      1.02          82
 2001                              2.15      1.28       2.00      1.43       1.99      1.44          73
Class C (8/96)
 2006(e)                           2.06*     1.03*      2.00*     1.09*      2.00*     1.09*         33
 2005                              2.05      1.41       2.00      1.46       2.00      1.46          62
 2004                              2.11       .87       2.00       .98       2.00       .98          61
 2003                              2.13       .90       2.00      1.03       2.00      1.03          68
 2002                              2.15       .86       2.00      1.01       1.99      1.02          82
 2001                              2.15      1.29       2.00      1.44       1.99      1.45          73
Class R (8/96)
 2006(e)                           1.06*     2.02*      1.00*     2.08*      1.00*     2.08*         33
 2005                              1.05      2.41       1.00      2.46       1.00      2.46          62
 2004                              1.11      1.87       1.00      1.98       1.00      1.98          61
 2003                              1.13      1.90       1.00      2.03       1.00      2.03          68
 2002                              1.15      1.86       1.00      2.01        .99      2.02          82
 2001                              1.15      2.27       1.00      2.42        .99      2.43          73
--------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended December 31, 2005.




                                See accompanying notes to financial statements.

----
49

                                     Notes

--------------------------------------------------------------------------------
50

                                     Notes

--------------------------------------------------------------------------------
51

                                     Notes

--------------------------------------------------------------------------------
52

  Fund Information
================================================================================


Fund Manager                      Legal Counsel                     Transfer Agent and
Nuveen Asset Management           Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive             Chicago, IL                       Boston Financial
Chicago, IL 60606                                                   Data Services
                                  Independent Registered            Nuveen Investor Services
Sub-Advisers                      Public Accounting Firm            P.O. Box 8530
NWQ Investment Management         PricewaterhouseCoopers LLP        Boston, MA 02266-8530
Company, LLC                      Chicago, IL                       (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067             Custodian
Institutional Capital Corporation State Street Bank & Trust Company
225 West Wacker Drive             Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day. Distribution Information: Multi-Cap Value, Large-Cap Value, Municipal and Stock and Stock and Bond designate 100.00%, 67.24%, 100.00% and 35.17%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 75.50%, 100.00% and 39.52%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

================================================================================

================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-GRINC-1205D

--------------------------------------------------------------------------------


Nuveen Investments
Value Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated December
                                               31, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ Value Opportunities Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

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IT'S FAST, EASY & FREE:
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if you get your Nuveen Investments Fund dividends and statements from your
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(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ). I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers later sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 16, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Managers' Comments

  Semiannual report (12/31/05)

  The three Funds highlighted in this report feature equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Phyllis Thomas, Gregg Tenser, Paul Hechmer, Mark Morris, and Dave Iben discuss key investment strategies and the performance of the Funds. Phyllis Thomas manages the Nuveen NWQ Small-Cap Value Fund, while Gregg Tenser, Paul Hechmer, and Mark Morris co-manage the Nuveen NWQ Global Value Fund. Dave Iben is the manager for the Nuveen NWQ Value Opportunities Fund.

--------------------------------------------------------------------------------


How did the Funds perform during the past six months?

The table on page 3 provides performance information for the three Funds (Class A shares at net asset value) for the six months ending December 31, 2005, as well as for the one-year and since-inception periods. The table also compares the Funds' performance to appropriate benchmarks. A more detailed account of each Fund's relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen NWQ Small-Cap Value Fund

From June 30, 2005, to December 31, 2005, the Nuveen NWQ Small-Cap Value Fund (A shares at net asset value) outperformed both the Lipper Small-Cap Core Funds Index and the Russell 2000 Value Index. For much of 2005, equity investors were concerned about how the combination of sharply higher short-term interest rates and energy costs would potentially weigh on consumer spending. But after a volatile first half of the year, the stock market rallied strongly, as consumer confidence improved - reflecting lower gasoline prices and good job growth. Against this backdrop, the fund's investments in energy, materials and producer durables stocks contributed strongly to the outperformance, as investors became less concerned about the potential for the economy to weaken. Also adding to results was the portfolio's underweighted position in consumer discretionary, finance, and utility stocks.

The four strongest contributors to the Fund's performance during the past six months were child-oriented retailer Gymboree, oil and natural gas companies Range Resources and Southwestern Energy, and aluminum recycler Aleris International. Even after the strong price appreciation in energy stocks, however, we continued to find undervalued small exploration and production companies and initiated a recent position in Warren Resources. Other new holdings added during the reporting period included CommScope, a maker of coaxial and fiber optic cable products; Keithley Instruments, which makes precision electrical measuring devices; insurance company Quanta Capital Holdings; and bearing manufacturer RBC Bearings.

The largest detractors from performance were upholstery fabric maker Quaker Fabric and mortgage companies New York Mortgage Trust, Saxon Capital, and HomeBanc Corp. Although the management of Quaker Fabrics has aggressively cut costs to return the company to profitability, we reduced our position in the stock reflecting the negative trends for demand for upholstered furniture. The three mortgage REITs have underperformed as the Federal Reserve has raised the Fed Funds rate. This flattening of the yield curve has put pressure on the spread between a mortgage REIT's cost of funds and the yield earned on its mortgage portfolio. We increased our position in HomeBanc, because we believed the market was undervaluing this well-managed mortgage REIT and mortgage REIT's in general.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares
Total Returns as of 12/31/05
--------------------------------------------------------------------------------

                                                        Average Annual
                                                       ----------------
                                                                Since
                                            Cumulative        inception
                                             6-Month   1-Year (12/9/04)
                                            ---------------------------
         Nuveen NWQ Small-Cap Value
           Fund
         A Shares at NAV                        12.56% 11.65%    16.19%
         A Shares at Offer                       6.10%  5.24%     9.89%
         Lipper Small-Cap Core Funds
           Index/1/                              7.73%  7.56%     7.56%
         Russell 2000 Value Index/2/             3.78%  4.71%     4.71%
         --------------------------------------------------------------

         Nuveen NWQ Global Value Fund
         A Shares at NAV                        10.76% 10.60%    13.77%
         A Shares at Offer                       4.41%  4.22%     7.60%
         Lipper Global Multi-Cap Core
           Funds Index/3/                       10.18% 11.32%    11.32%
         MSCI World Value Index/4/               8.58%  7.03%     7.03%
         --------------------------------------------------------------

         Nuveen NWQ Value Opportunities
           Fund
         A Shares at NAV                        16.26% 18.97%    21.02%
         A Shares at Offer                       9.55% 12.11%    14.46%
         Lipper Mid-Cap Core Funds Index/5/      7.44%  9.46%     9.46%
         Russell Midcap Value Index/6/           6.76% 12.65%    12.65%
         --------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds' investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Despite the sharp increase in short-term interest rates, however, credit spreads have remained unusually narrow as the willingness of lenders to lend has remained at very high levels. Historically, small-cap companies have thrived in this type of environment. We remain confident in our ability to find undervalued small-cap stocks with excellent risk/reward characteristics.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund's Class A shares at net asset value performed well on a relative basis during the second half of 2005. The Fund outperformed both the Lipper Global Multi-Cap Core Funds Index and the MSCI World Value Index. Our weighting in the materials sector, especially in gold and other metals stocks, particularly helped results. These types of names continued to benefit from very strong demand -

--------------------------------------------------------------------------------

1The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
4The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 12/31/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
6The Russell Midcap Value Index measures the performance of those Russell
 Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                           Semiannual Report  Page 3
especially from emerging economies such as China and India - for gold, platinum, and other precious metals. We also believed that many stocks in this space were attractively valued on an optionality basis - meaning that investors were underpricing the value of the companies' raw assets - leading us to take advantage of a number of investment opportunities in the sector. Platinum mining companies Impala Platinum Holdings and Lonmin - headquartered in South Africa and the United Kingdom, respectively - both performed very well for the Fund, as did Papua New Guinea-based Lihir Gold.

The industrial sector was another source of strong performance for the Fund, especially U.S. railroad company Union Pacific, which benefited as higher energy costs made rail transportation more cost-effective and as higher demand for commodities such as coal and energy generated increased business for the company.

Not all of the portfolio's holdings worked as well. The Fund's investments in international telecommunications companies trailed modestly during the period, although we remained optimistic about their value potential. In addition, our position in German pay-cable company Premiere detracted significantly after it saw a competitor grab its valuable license to broadcast German soccer league games. Another recent disappointment was Fannie Mae, a U.S. government-sponsored provider of home-mortgage financing. Although Fannie Mae continued to underperform because of questions about the company's accounting, we still believed in its long-term potential.

During the past six months, our basic management strategy remained consistent. We continued to follow a "bottom-up" security selection approach, looking for attractively valued companies around the world that we believe offer good downside protection - perhaps in the form of a significant amount of cash on its balance sheet, to name just one possibility. We look to invest in stocks that offer a compelling risk/reward balance, in which their upside potential appears to be much greater than their downside risk. We also look for companies likely to benefit from some catalyst that could unlock any hidden value in their shares. We follow this approach regardless of market conditions, and it continued to drive our recent investment decisions during the past six months.

Nuveen NWQ Value Opportunities Fund

The Nuveen NWQ Value Opportunities Fund's Class A shares at net asset value turned in extremely strong results during the past six months and far outpaced both the Lipper Mid-Cap Core Funds Index and the Russell Midcap Value Index.

One major helpful factor was our longstanding commitment to the natural resources sector, which did particularly well during the final four months of the period. In recent years, our search for attractively valued stocks had led us to invest in a variety of commodity-related companies whose tangible assets were worth more than their stock price would have indicated. During the period, we benefited greatly from holdings in Lihir Gold, a Papua New Guinea-based gold-mining company. Lihir, which we were able to buy at an extremely low valuation, was helped by sharply rising gold prices during the period. Another successful mining-related stock for the Fund was Placer Dome. This Canadian producer of gold, silver, and copper benefited after the company agreed to be acquired by Barrick Gold.

Another portfolio holding that benefited from an acquisition announcement was Maxtor, a maker of computer disk drives whose stock jumped after the company announced it would be taken over by rival Seagate. Maxtor was the Fund's top-performing stock of the period.

There were relatively few negative influences on the Fund's results, but we did see slight



                           Semiannual Report  Page 4
underperformance from our agriculture-related holdings. In particular, our position in AGCO, a maker of agricultural equipment, was a modest negative, as was irrigation systems manufacturer Lindsay Manufacturing and fertilizer maker Mosaic Company. In all three cases, however, we continued to own the stocks at period end. We believed that all three are positioned to benefit from strong global fundamentals for agriculture, including a growing world population - especially among emerging economies - and an increasing worldwide demand for protein.

As always, we continued to follow our long-standing management strategy. We regularly seek to invest in good companies that we believe are undervalued in the marketplace. Our goal is to find stocks with hidden value potential overlooked by Wall Street. As we mentioned, agriculture was one area in which we have found multiple opportunities. Although we believe the industry offers excellent long-term fundamentals, it has been dealing with some recent difficulties, such as low grain prices and a drought in Brazil. This is exactly the type of situation we look for - a cloudy short-term outlook that may give way to a bright long-term future.

We also continued to find value in the materials sector. We have observed that demand for gold and other precious metals has remained strong - especially in emerging economies such as India and China - even as supply has been scarce. We also noted U.S. investors have recently favored gold as a hedge against possible inflation. Despite our optimism about this sector, we did take the opportunity to trim some of our positions, taking advantage of price appreciation to lock in profits.




                           Semiannual Report  Page 5

  Fund Spotlight as of 12/31/05                  Nuveen NWQ Small-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $23.11   $23.01   $23.03   $23.12
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                  Average Annual Total Returns as of 12/31/05

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        11.65%  5.24%
                  -------------------------------------------
                  Since Inception               16.19%  9.89%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        10.85%  6.85%
                  -------------------------------------------
                  Since Inception               15.35% 11.62%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        10.95%
                  -------------------------------------------
                  Since Inception               15.45%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        11.94%
                  -------------------------------------------
                  Since Inception               16.47%
                  -------------------------------------------
                  Top Five Common Stock Holdings/1/
                  Sauer-Danfoss, Inc.                    3.9%
                  -------------------------------------------
                  Griffon Corporation                    3.8%
                  -------------------------------------------
                  Gibraltar Industries Inc.              3.4%
                  -------------------------------------------
                  Denbury Resources Inc.                 3.3%
                  -------------------------------------------
                  Southwestern Energy Company            3.3%
                  -------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                                 94.2%
Repurchase Agreements                     5.8%

          Portfolio Statistics
          Net Assets ($000)                                    $9,299
          -----------------------------------------------------------
          Average Market Capitalization (Common Stocks) $1.27 billion
          -----------------------------------------------------------
          Number of Common Stocks                                  46
          -----------------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

                           Semiannual Report  Page 6

  Fund Spotlight as of 12/31/05                  Nuveen NWQ Small-Cap Value Fund

================================================================================


                    Industries/1/
                    Paper & Forest Products            11.3%
                    ----------------------------------------
                    Metals & Mining                     8.7%
                    ----------------------------------------
                    Machinery                           8.3%
                    ----------------------------------------
                    Real Estate                         7.8%
                    ----------------------------------------
                    Oil, Gas & Consumable Fuels         7.1%
                    ----------------------------------------
                    Food Products                       5.3%
                    ----------------------------------------
                    Electrical Equipment                4.8%
                    ----------------------------------------
                    Electronic Equipment & Instruments  4.3%
                    ----------------------------------------
                    Building Products                   3.8%
                    ----------------------------------------
                    Gas Utilities                       3.3%
                    ----------------------------------------
                    Computers & Peripherals             3.2%
                    ----------------------------------------
                    Textiles & Apparel                  3.0%
                    ----------------------------------------
                    Multiline Retail                    3.0%
                    ----------------------------------------
                    Energy Equipment & Services         2.8%
                    ----------------------------------------
                    Thrifts & Mortgage Finance          2.7%
                    ----------------------------------------
                    Short-Term Investments              5.8%
                    ----------------------------------------
                    Other                              14.8%
                    ----------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance

                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,125.60 $1,121.30 $1,122.30 $1,126.90     $1,018.90 $1,014.37 $1,014.72 $1,019.41
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.70 $   11.50 $   11.13 $    6.17     $    6.36 $   10.92 $   10.56 $    5.85
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.08% and 1.15% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 7

  Fund Spotlight as of 12/31/05                     Nuveen NWQ Global Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $22.71   $22.60   $22.61   $22.74
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

            Average Annual Total Returns as of 12/31/05

            A Shares                                     NAV  Offer
            -------------------------------------------------------
            1-Year                                    10.60%  4.22%
            -------------------------------------------------------
            Since Inception                           13.77%  7.60%
            -------------------------------------------------------

            B Shares                                w/o CDSC w/CDSC
            -------------------------------------------------------
            1-Year                                     9.79%  5.79%
            -------------------------------------------------------
            Since Inception                           12.98%  9.24%
            -------------------------------------------------------

            C Shares                                     NAV
            -------------------------------------------------------
            1-Year                                     9.84%
            -------------------------------------------------------
            Since Inception                           13.03%
            -------------------------------------------------------

            R Shares                                     NAV
            -------------------------------------------------------
            1-Year                                    10.95%
            -------------------------------------------------------
            Since Inception                           14.15%
            -------------------------------------------------------
            Top Five Common Stock Holdings/1/
            Computer Associates International, Inc.            2.8%
            -------------------------------------------------------
            Fannie Mae                                         2.5%
            -------------------------------------------------------
            Altria Group, Inc.                                 2.4%
            -------------------------------------------------------
            Viacom Inc., Class B                               2.2%
            -------------------------------------------------------
            Barrick Gold Corporation                           2.0%
            -------------------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                   89.6%
Repurchase Agreements      10.4%

           Portfolio Statistics
           Net Assets ($000)                                  $5,405
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $40 billion
           ---------------------------------------------------------
           Number of Common Stocks                                78
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

                           Semiannual Report  Page 8

  Fund Spotlight as of 12/31/05                     Nuveen NWQ Global Value Fund

================================================================================

                          Country Allocation/1/
                          United States          41.5%
                          ----------------------------
                          Japan                  14.6%
                          ----------------------------
                          United Kingdom          8.1%
                          ----------------------------
                          Canada                  5.5%
                          ----------------------------
                          Italy                   3.4%
                          ----------------------------
                          South Korea             3.1%
                          ----------------------------
                          Netherlands             2.1%
                          ----------------------------
                          Taiwan                  2.0%
                          ----------------------------
                          Belgium                 1.5%
                          ----------------------------
                          Portugal                1.5%
                          ----------------------------
                          Bermuda                 1.4%
                          ----------------------------
                          South Africa            1.3%
                          ----------------------------
                          Australia               0.9%
                          ----------------------------
                          Hong Kong               0.9%
                          ----------------------------
                          Papua New Guinea        0.9%
                          ----------------------------
                          Switzerland             0.5%
                          ----------------------------
                          Germany                 0.4%
                          ----------------------------
                          Short-Term Investments 10.4%
                          ----------------------------

                  Industries/1/
                  Diversified Telecommunication Services 10.4%
                  --------------------------------------------
                  Metals & Mining                         8.4%
                  --------------------------------------------
                  Oil, Gas & Consumable Fuels             7.8%
                  --------------------------------------------
                  Software                                6.7%
                  --------------------------------------------
                  Media                                   4.9%
                  --------------------------------------------
                  Thrifts & Mortgage Finance              4.3%
                  --------------------------------------------
                  Aerospace & Defense                     4.0%
                  --------------------------------------------
                  Electric Utilities                      3.3%
                  --------------------------------------------
                  Diversified Financial Services          3.1%
                  --------------------------------------------
                  Insurance                               2.6%
                  --------------------------------------------
                  Tobacco                                 2.4%
                  --------------------------------------------
                  Paper & Forest Products                 2.4%
                  --------------------------------------------
                  Food & Staples Retailing                2.3%
                  --------------------------------------------
                  Consumer Finance                        1.9%
                  --------------------------------------------
                  Industrial Conglomerates                1.8%
                  --------------------------------------------
                  Food Products                           1.7%
                  --------------------------------------------
                  Commercial Banks                        1.6%
                  --------------------------------------------
                  Electronic Equipment & Instruments      1.5%
                  --------------------------------------------
                  Personal Products                       1.5%
                  --------------------------------------------
                  Auto Components                         1.5%
                  --------------------------------------------
                  Household Products                      1.4%
                  --------------------------------------------
                  Short-Term Investments                 10.4%
                  --------------------------------------------
                  Other                                  14.1%
                  --------------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance

                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,107.60 $1,103.80 $1,104.30 $1,110.00     $1,019.21 $1,014.22 $1,014.72 $1,018.75
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.32 $   11.56 $   11.03 $    6.81     $    6.06 $   11.07 $   10.56 $    6.51
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.19%, 2.18%, 2.08% and 1.28% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 9

  Fund Spotlight as of 12/31/05              Nuveen NWQ Value Opportunities Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $24.16   $24.03   $24.03   $24.17
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                   Average Annual Total Returns as of 12/31/05

                   A Shares                         NAV  Offer
                   -------------------------------------------
                   1-Year                        18.97% 12.11%
                   -------------------------------------------
                   Since Inception               21.02% 14.46%
                   -------------------------------------------

                   B Shares                    w/o CDSC w/CDSC
                   -------------------------------------------
                   1-Year                        18.07% 14.07%
                   -------------------------------------------
                   Since Inception               20.10% 16.37%
                   -------------------------------------------

                   C Shares                         NAV
                   -------------------------------------------
                   1-Year                        18.07%
                   -------------------------------------------
                   Since Inception               20.10%
                   -------------------------------------------

                   R Shares                         NAV
                   -------------------------------------------
                   1-Year                        19.28%
                   -------------------------------------------
                   Since Inception               21.31%
                   -------------------------------------------
                   Top Five Common Stock Holdings/1/
                   Maxtor Corporation                     4.0%
                   -------------------------------------------
                   AGCO Corporation                       3.7%
                   -------------------------------------------
                   Tyson Foods, Inc., Class A             3.2%
                   -------------------------------------------
                   Union Pacific Corporation              3.0%
                   -------------------------------------------
                   Barrick Gold Corporation               2.6%
                   -------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                            69.3%
$25 Par (or similar) Securities      0.3%
Convertible Bonds                   16.9%
Repurchase Agreements               13.5%

            Portfolio Statistics
            Net Assets ($000)                                $12,294
            --------------------------------------------------------
            Average Market Capitalization (Common Stocks) $6 billion
            --------------------------------------------------------
            Number of Common Stocks                               70
            --------------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

                          Semiannual Report  Page 10

  Fund Spotlight as of 12/31/05              Nuveen NWQ Value Opportunities Fund

================================================================================

                          Country Allocation/1/
                          United States          62.5%
                          ----------------------------
                          Canada                 10.4%
                          ----------------------------
                          South Korea             2.7%
                          ----------------------------
                          Japan                   2.1%
                          ----------------------------
                          Portugal                1.9%
                          ----------------------------
                          South Africa            1.7%
                          ----------------------------
                          Papua New Guinea        1.5%
                          ----------------------------
                          Netherlands             1.3%
                          ----------------------------
                          Cayman Islands          0.7%
                          ----------------------------
                          Australia               0.6%
                          ----------------------------
                          France                  0.5%
                          ----------------------------
                          Greece                  0.3%
                          ----------------------------
                          United Kingdom          0.3%
                          ----------------------------
                          Short-Term Investments 13.5%
                          ----------------------------

                  Industries/1/
                  Metals & Mining                        17.3%
                  --------------------------------------------
                  Electric Utilities                      8.0%
                  --------------------------------------------
                  Food Products                           7.7%
                  --------------------------------------------
                  Computers & Peripherals                 6.3%
                  --------------------------------------------
                  Machinery                               5.7%
                  --------------------------------------------
                  Semiconductors & Equipment              4.3%
                  --------------------------------------------
                  Commercial Services & Supplies          3.3%
                  --------------------------------------------
                  Paper & Forest Products                 3.3%
                  --------------------------------------------
                  Chemicals                               3.2%
                  --------------------------------------------
                  Road & Rail                             3.0%
                  --------------------------------------------
                  Electrical Equipment                    2.8%
                  --------------------------------------------
                  Auto Components                         2.8%
                  --------------------------------------------
                  Electronic Equipment & Instruments      2.7%
                  --------------------------------------------
                  Diversified Telecommunication Services  1.9%
                  --------------------------------------------
                  Short-Term Investments                 13.5%
                  --------------------------------------------
                  Other                                  14.2%
                  --------------------------------------------

1As a percentage of total holdings as of December 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance

                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/05)   $1,162.60 $1,158.20 $1,158.20 $1,164.50     $1,018.60 $1,014.87 $1,014.67 $1,019.31
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.14 $   11.15 $   11.37 $    6.38     $    6.67 $   10.41 $   10.61 $    5.96
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.31%, 2.05%, 2.09% and 1.17% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 11

Portfolio of Investments (Unaudited)
NUVEEN NWQ SMALL-CAP VALUE FUND
December 31, 2005

Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 92.7%

       Auto Components - 1.1%

 5,400 Commercial Vehicle Group Inc., (1)                           $  101,412
------------------------------------------------------------------------------
       Building Products - 3.8%

14,750 Griffon Corporation, (1)                                        351,198
------------------------------------------------------------------------------
       Commercial Banks - 1.2%

 6,465 Bancorp, Inc., (1)                                              109,905
------------------------------------------------------------------------------
       Communications Equipment - 1.0%

 4,400 Commscope Inc., (1)                                              88,572
------------------------------------------------------------------------------
       Computers & Peripherals - 3.1%

95,400 Quantum Corporation, (1)                                        290,970
------------------------------------------------------------------------------
       Containers & Packaging - 1.0%

 6,600 Smurfit-Stone Container Corporation, (1)                         93,522
------------------------------------------------------------------------------
       Distributors - 1.3%

13,200 Earle M. Jorgensen Company, (1)                                 121,836
------------------------------------------------------------------------------
       Electrical Equipment - 4.7%

 7,500 Excel Technology, Inc., (1)                                     178,350

 6,600 Lincoln Electric Holdings Inc.                                  261,756
------------------------------------------------------------------------------
       Total Electrical Equipment                                      440,106
------------------------------------------------------------------------------
       Electronic Equipment & Instruments - 4.3%

13,500 General Cable Corporation, (1)                                  265,950

 9,300 Keithley Instruments, Inc.                                      130,014
------------------------------------------------------------------------------
       Total Electronic Equipment & Instruments                        395,964
------------------------------------------------------------------------------
       Energy Equipment & Services - 2.8%

22,100 Stolt Offshore S.A., ADR, (1)                                   257,686
------------------------------------------------------------------------------
       Food Products - 5.2%

21,100 Del Monte Foods Company                                         220,073

17,900 Premium Standard Farms Inc.                                     267,784
------------------------------------------------------------------------------
       Total Food Products                                             487,857
------------------------------------------------------------------------------
       Gas Utilities - 3.2%

 8,300 Southwestern Energy Company, (1)                                298,302
------------------------------------------------------------------------------
       Household Durables - 1.0%

 5,200 Hooker Furniture Corporation                                     89,180
------------------------------------------------------------------------------
       Insurance - 2.5%

 9,800 PMA Capital Corporation, Class A, (1)                            89,474

27,600 Quanta Capital Holdings Limited, (1)                            140,760
------------------------------------------------------------------------------
       Total Insurance                                                 230,234
------------------------------------------------------------------------------
       Machinery - 8.1%

 5,100 Kennametal Inc.                                                 260,304

 8,600 RBC Bearings Inc., (1)                                          139,750

19,000 Sauer-Danfoss, Inc.                                             357,390
------------------------------------------------------------------------------
       Total Machinery                                                 757,444
------------------------------------------------------------------------------

----
12

Shares Description                                                       Value
------------------------------------------------------------------------------
       Metals & Mining - 8.6%

 6,700 Aleris International Inc., (1)                               $  216,008

10,400 Century Aluminum Company, (1)                                   272,584

13,500 Gibraltar Industries Inc.                                       309,690
------------------------------------------------------------------------------
       Total Metals & Mining                                           798,282
------------------------------------------------------------------------------
       Multiline Retail - 2.9%

10,900 Casey's General Stores, Inc.                                    270,320
------------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels - 6.9%

13,300 Denbury Resources Inc., (1)                                     302,974

 7,550 Range Resources Corporation                                     198,867

 9,100 Warren Resources Inc., (1)                                      143,962
------------------------------------------------------------------------------
       Total Oil, Gas & Consumable Fuels                               645,803
------------------------------------------------------------------------------
       Paper & Forest Products - 11.2%

 8,000 Bowater Incorporated                                            245,760

16,500 Buckeye Technologies Inc., (1)                                  132,825

 9,200 Glatfelter                                                      130,548

23,300 Sappi Limited, Sponsored ADR                                    263,989

21,800 Wausau Paper Corp.                                              258,330
------------------------------------------------------------------------------
       Total Paper & Forest Products                                 1,031,452
------------------------------------------------------------------------------
       Real Estate - 7.6%

10,200 Anthracite Capital, Inc.                                        107,406

33,500 HomeBanc Corp.                                                  250,580

14,100 New York Mortgage Trust, Inc.                                    93,342

 3,400 RAIT Investment Trust                                            88,128

 3,300 Saxon Capital Inc., (1)                                          37,389

15,800 Sunset Financial Resources, Inc.                                133,984
------------------------------------------------------------------------------
       Total Real Estate                                               710,829
------------------------------------------------------------------------------
       Road & Rail - 1.9%

 9,600 Marten Transport, Ltd., (1)                                     174,912
------------------------------------------------------------------------------
       Semiconductors & Equipment - 1.9%

18,000 Mattson Technology, Inc., (1)                                   181,080
------------------------------------------------------------------------------
       Specialty Retail - 1.7%

 6,600 Gymboree Corporation, (1)                                       154,440
------------------------------------------------------------------------------
       Textiles & Apparel - 3.0%

12,900 Fossil Inc., (1)                                                277,479
------------------------------------------------------------------------------
       Textiles, Apparel & Luxury Goods - 0.1%

 6,300 Quaker Fabric Corporation, (1)                                   13,545
------------------------------------------------------------------------------
       Thrifts & Mortgage Finance - 2.6%

 6,300 Franklin Bank Corporation, (1)                                  113,337

 3,400 IndyMac Bancorp, Inc.                                           132,668
------------------------------------------------------------------------------
       Total Thrifts & Mortgage Finance                                246,005
------------------------------------------------------------------------------
       Total Common Stocks (cost $8,223,290)                         8,618,335
       ----------------------------------------------------------------------

----
13

Portfolio of Investments (Unaudited)
NUVEEN NWQ SMALL-CAP VALUE FUND (continued)
December 31, 2005


   Principal
Amount (000) Description                                                  Coupon Maturity      Value
----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 5.7%

             Repurchase Agreement with State Street Bank, dated           3.250%  1/03/06 $  531,214
              12/30/05, repurchase price $531,406, collateralized by
        $531  $550,000 U.S. Treasury Notes, 4.000%, due 6/15/09, valued
------------  at $544,891
             --------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $531,214)                                    531,214
             --------------------------------------------------------------------------------------
             Total Investments (cost $8,754,504) - 98.4%                                   9,149,549
             --------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                            149,517
             --------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $9,299,066
             --------------------------------------------------------------------------------------

           ADR American Depositary Receipt.
           (1) Non-income producing.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments (Unaudited)
NUVEEN NWQ GLOBAL VALUE FUND
December 31, 2005


Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 88.6%

       Aerospace & Defense - 4.0%

 1,250 Lockheed Martin Corporation                                  $   79,538

 1,500 Northrop Grumman Corporation                                     90,165

 1,150 Raytheon Company                                                 46,173
------------------------------------------------------------------------------
       Total Aerospace & Defense                                       215,876
------------------------------------------------------------------------------
       Air Freight & Logistics - 1.3%

 2,290 TNT NV, ADR                                                      71,631
------------------------------------------------------------------------------
       Auto Components - 1.5%

 1,100 Magna International Inc. Class A                                 79,178
------------------------------------------------------------------------------
       Beverages - 0.9%

 4,300 Kirin Brewery Company, Limited, ADR                              49,923
------------------------------------------------------------------------------
       Chemicals - 0.2%

 1,180 Koninklijke DSM NV, Sponsored ADR                                12,005
------------------------------------------------------------------------------
       Commercial Banks - 1.6%

 1,350 Wells Fargo & Company                                            84,821
------------------------------------------------------------------------------
       Commercial Services & Supplies - 1.3%

 1,450 Pitney Bowes Inc.                                                61,263

 1,000 Toppan Printing Company Limited                                  11,684
------------------------------------------------------------------------------
       Total Commercial Services & Supplies                             72,947
------------------------------------------------------------------------------
       Communications Equipment - 1.0%

 2,450 Motorola, Inc.                                                   55,346
------------------------------------------------------------------------------
       Consumer Finance - 1.9%

 1,950 ACOM Company Limited, (1)                                        31,492

 1,070 Takefuji Corporation                                             72,673
------------------------------------------------------------------------------
       Total Consumer Finance                                          104,165
------------------------------------------------------------------------------
       Diversified Financial Services - 3.0%

 1,650 Citigroup Inc.                                                   80,075

 2,100 JPMorgan Chase & Co.                                             83,349
------------------------------------------------------------------------------
       Total Diversified Financial Services                            163,424
------------------------------------------------------------------------------
       Diversified Telecommunication Services - 10.4%

 1,900 AT&T Inc.                                                        46,531

 2,450 Belgacom S.A.                                                    79,910

 5,800 Chunghwa Telecom Co., Ltd., Sponsored ADR                       106,430

 4,650 KT Corporation, Sponsored ADR                                   100,208

 2,100 Nippon Telegraph and Telephone Corporation, ADR                  47,901

 3,150 Sprint Nextel Corporation                                        73,584

 4,190 Telecom Italia S.p.A., Sponsored ADR                            102,948
------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                    557,512
------------------------------------------------------------------------------
       Electric Utilities - 3.2%

 8,350 CLP Holdings Limited, ADR                                        48,013

 2,560 EDP - Energias de Portugal, S.A., Sponsored ADR                  79,027

 2,460 Korea Electric Power Corporation, Sponsored ADR                  47,945
------------------------------------------------------------------------------
       Total Electric Utilities                                        174,985
------------------------------------------------------------------------------

----
15

Portfolio of Investments (Unaudited)
NUVEEN NWQ GLOBAL VALUE FUND (continued)
December 31, 2005

Shares Description                                                       Value
------------------------------------------------------------------------------
       Electronic Equipment & Instruments - 1.5%

   956 Agilent Technologies Inc., (1)                               $   31,825

   700 Kyocera Corporation, (1)                                         51,045
------------------------------------------------------------------------------
       Total Electronic Equipment & Instruments                         82,870
------------------------------------------------------------------------------
       Food & Staples Retailing - 2.3%

   550 Albertson's, Inc.                                                11,743

 3,150 J. Sainsbury plc, Sponsored ADR                                  67,883

16,300 Northern Foods plc                                               42,487
------------------------------------------------------------------------------
       Total Food & Staples Retailing                                  122,113
------------------------------------------------------------------------------
       Food Products - 1.7%

 1,060 Associated British Foods PLC, ADR                                15,268

 4,500 Tyson Foods, Inc., Class A                                       76,950
------------------------------------------------------------------------------
       Total Food Products                                              92,218
------------------------------------------------------------------------------
       Health Care Providers & Services - 0.9%

   500 Aetna Inc.                                                       47,155
------------------------------------------------------------------------------
       Household Durables - 1.3%

 1,000 Matsushita Electric Industrial Co., Ltd., ADR                    19,380

 4,000 Sekisui House, Ltd., Sponsored ADR                               50,000
------------------------------------------------------------------------------
       Total Household Durables                                         69,380
------------------------------------------------------------------------------
       Household Products - 1.4%

 1,275 Kimberly-Clark Corporation                                       76,054
------------------------------------------------------------------------------
       Industrial Conglomerates - 1.8%

 1,050 Tomkins plc, Sponsored ADR                                       21,641

 2,600 Tyco International Ltd.                                          75,036
------------------------------------------------------------------------------
       Total Industrial Conglomerates                                   96,677
------------------------------------------------------------------------------
       Insurance - 2.6%

 1,800 Aegon N.V.                                                       29,376

   900 Aon Corporation                                                  32,355

   650 Hartford Financial Services Group, Inc.                          55,829

   350 MGIC Investment Corporation                                      23,037
------------------------------------------------------------------------------
       Total Insurance                                                 140,597
------------------------------------------------------------------------------
       Leisure Equipment & Products - 1.3%

 2,120 Fuji Photo Film Co., Ltd., ADR                                   70,405
------------------------------------------------------------------------------
       Media - 4.9%

 1,650 Dai Nippon Printing Co., Ltd., ADR                               58,714

 8,450 Liberty Media Corporation, Class A, (1)                          66,502

 1,250 Premiere AG, (1)                                                 21,902

 3,600 Viacom Inc., Class B, (1)                                       117,360
------------------------------------------------------------------------------
       Total Media                                                     264,478
------------------------------------------------------------------------------
       Metals & Mining - 8.4%

 2,260 Alumina Limited, Sponsored ADR                                   49,336

 1,500 Anglo American PLC                                               52,170

 1,010 AngloGold Ashanti Limited, Sponsored ADR                         49,823


----
16

Shares Description                                                       Value
------------------------------------------------------------------------------
       Metals & Mining (continued)

 3,820 Barrick Gold Corporation                                     $  106,463

   570 Impala Platinum Holdings Limited                                 20,940

 1,430 Lihir Gold Limited, Sponsored ADR, (1)                           45,860

 1,400 Lonmin PLC, Sponsored ADR                                        38,990

 1,950 Placer Dome Inc.                                                 44,714

   310 POSCO, ADR                                                       15,348

 1,150 Xstrata Public Limited Company                                   26,909
------------------------------------------------------------------------------
       Total Metals & Mining                                           450,553
------------------------------------------------------------------------------
       Multi-Utilities - 1.3%

 3,060 United Utilities plc, Sponsored ADR                              71,359
------------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels - 7.8%

   550 Eni S.p.A., Sponsored ADR                                        76,703

 1,148 Kerr-McGee Corporation                                          104,307

 2,600 Noble Energy, Inc.                                              104,780

 1,067 Royal Dutch Shell PLC, Class B, ADR                              68,854

   990 Suncor Energy, Inc.                                              62,499
------------------------------------------------------------------------------
       Total Oil, Gas & Consumable Fuels                               417,143
------------------------------------------------------------------------------
       Paper & Forest Products - 2.3%

 2,400 International Paper Company                                      80,664

 3,350 Stora Enso Oyj, Sponsored ADR                                    45,292
------------------------------------------------------------------------------
       Total Paper & Forest Products                                   125,956
------------------------------------------------------------------------------
       Personal Products - 1.5%

 4,350 Shiseido Company, Limited, Sponsored ADR                         80,693
------------------------------------------------------------------------------
       Pharmaceuticals - 1.1%

 3,200 Daiichi Sankyo Company Limited                                   61,732
------------------------------------------------------------------------------
       Road & Rail - 1.3%

   900 Union Pacific Corporation                                        72,459
------------------------------------------------------------------------------
       Semiconductors & Equipment - 0.8%

 2,630 NEC Electronics Corporation, ADR, (1)                            43,116
------------------------------------------------------------------------------
       Software - 6.6%

 5,400 Computer Associates International, Inc.                         152,226

 2,750 Microsoft Corporation                                            71,913

12,900 Misys plc                                                        52,989

 5,200 Nintendo Limited, ADR                                            79,300
------------------------------------------------------------------------------
       Total Software                                                  356,428
------------------------------------------------------------------------------
       Textiles & Apparel - 0.9%

   750 Wacoal Corp., ADR                                                50,782
------------------------------------------------------------------------------
       Thrifts & Mortgage Finance - 4.2%

 2,100 Countrywide Financial Corporation                                71,796

 2,750 Fannie Mae                                                      134,225

   400 Radian Group Inc.                                                23,433
------------------------------------------------------------------------------
       Total Thrifts & Mortgage Finance                                229,454
------------------------------------------------------------------------------

----
17

Portfolio of Investments (Unaudited)
NUVEEN NWQ GLOBAL VALUE FUND (continued)
December 31, 2005

Shares Description                                                       Value
------------------------------------------------------------------------------
       Tobacco - 2.4%

 1,725 Altria Group, Inc.                                           $  128,892
------------------------------------------------------------------------------
       Total Common Stocks (cost $4,472,094)                         4,792,327
       ----------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity      Value
----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 10.3%

             Repurchase Agreement with State Street Bank, dated           3.250%  1/03/06    555,398
              12/30/05, repurchase price $555,599, collateralized by
        $555  $575,000 U.S. Treasury Notes, 4.000%, due 6/15/09, valued
------------  at $569,659
             --------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $555,398)                                    555,398
             --------------------------------------------------------------------------------------
             Total Investments (cost $5,027,492) - 98.9%                                   5,347,725
             --------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.1%                                             57,090
             --------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $5,404,815
             --------------------------------------------------------------------------------------

           ADR American Depositary Receipt.
           (1) Non-income producing.

                                See accompanying notes to financial statements.

----
18

Portfolio of Investments (Unaudited)
NUVEEN NWQ VALUE OPPORTUNITIES FUND
December 31, 2005

Shares Description                                                        Value
-------------------------------------------------------------------------------
       COMMON STOCKS - 70.8%

       Aerospace & Defense - 0.8%

 7,500 Orbital Sciences Corporation, (1)                            $    96,300
-------------------------------------------------------------------------------
       Air Freight & Logistics - 1.3%

 5,300 TNT NV, ADR                                                      165,784
-------------------------------------------------------------------------------
       Building Products - 0.4%

   900 Tennant Company                                                   46,800
-------------------------------------------------------------------------------
       Chemicals - 3.3%

 7,400 Aceto Corporation                                                 48,692

17,100 Mosaic Company, (1)                                              250,173

 6,000 Sensient Technologies Corporation                                107,400
-------------------------------------------------------------------------------
       Total Chemicals                                                  406,265
-------------------------------------------------------------------------------
       Commercial Services & Supplies - 1.9%

26,400 Allied Waste Industries, Inc., (1)                               230,736
-------------------------------------------------------------------------------
       Computers & Peripherals - 4.1%

72,500 Maxtor Corporation, (1)                                          503,150
-------------------------------------------------------------------------------
       Construction & Engineering - 0.4%

 1,900 Shaw Group Inc., (1)                                              55,271
-------------------------------------------------------------------------------
       Diversified Telecommunication Services - 1.9%

11,000 KT Corporation, Sponsored ADR                                    237,050
-------------------------------------------------------------------------------
       Electric Utilities - 8.3%

 6,300 Alliant Energy Corporation                                       176,652

 3,800 DTE Energy Company                                               164,122

 7,900 EDP - Energias de Portugal, S.A., Sponsored ADR                  243,873

 5,400 IDACORP, INC                                                     158,220

 5,200 Korea Electric Power Corporation, Sponsored ADR                  101,348

 6,800 PNM Resources Inc.                                               166,532
-------------------------------------------------------------------------------
       Total Electric Utilities                                       1,010,747
-------------------------------------------------------------------------------
       Electronic Equipment & Instruments - 2.7%

 2,500 Kyocera Corporation, Sponsored ADR                               182,925

 2,900 OSI Systems Inc., (1)                                             53,331

 2,500 Tech Data Corporation, (1)                                        99,200
-------------------------------------------------------------------------------
       Total Electronic Equipment & Instruments                         335,456
-------------------------------------------------------------------------------
       Energy Equipment & Services - 0.5%

   950 Technip SA, ADR                                                   57,741
-------------------------------------------------------------------------------
       Food & Staples Retailing - 1.6%

 4,400 Albertson's, Inc.                                                 93,940

 5,600 Kroger Co., (1)                                                  105,728
-------------------------------------------------------------------------------
       Total Food & Staples Retailing                                   199,668
-------------------------------------------------------------------------------
       Food Products - 7.9%

 1,600 Archer-Daniels-Midland Company                                    39,456

   500 Bunge Limited                                                     28,305

 7,800 ConAgra Foods, Inc.                                              158,184

10,400 Del Monte Foods Company                                          108,472

----
19

Portfolio of Investments (Unaudited)
NUVEEN NWQ VALUE OPPORTUNITIES FUND (continued)
December 31, 2005

Shares Description                                                        Value
-------------------------------------------------------------------------------
       Food Products (continued)

 2,300 Delta and Pine Land Company                                  $    52,923

 4,900 Sara Lee Corporation                                              92,610

 2,600 Smithfield Foods, Inc., (1)                                       79,560

23,700 Tyson Foods, Inc., Class A                                       405,270
-------------------------------------------------------------------------------
       Total Food Products                                              964,780
-------------------------------------------------------------------------------
       Household Durables - 0.2%

 1,900 Sekisui House, Ltd., Sponsored ADR                                23,750
-------------------------------------------------------------------------------
       Household Products - 0.3%

   150 KAO Corporation                                                   40,159
-------------------------------------------------------------------------------
       Independent Power Producers & Energy Traders - 0.9%

 2,400 NRG Energy Inc., (1)                                             113,088
-------------------------------------------------------------------------------
       Insurance - 0.9%

 1,700 Aon Corporation                                                   61,115

 1,500 CNA Financial Corporation, (1)                                    49,095
-------------------------------------------------------------------------------
       Total Insurance                                                  110,210
-------------------------------------------------------------------------------
       Machinery - 5.4%

27,800 AGCO Corporation, (1)                                            460,646

   100 Alamo Group Inc.                                                   2,050

 1,200 CNH Global N.V.                                                   22,248

   300 Komatsu, Ltd., Sponsored ADR                                      19,836

 4,700 Lindsay Manufacturing Company                                     90,381

 3,100 Tecumseh Products Company, Class A                                71,021
-------------------------------------------------------------------------------
       Total Machinery                                                  666,182
-------------------------------------------------------------------------------
       Marine - 0.8%

 3,100 Genco Shipping and Trading Limited                                54,064

 9,400 Navios Maritime Holdings Inc., (1)                                43,428
-------------------------------------------------------------------------------
       Total Marine                                                      97,492
-------------------------------------------------------------------------------
       Metals & Mining - 16.7%

 3,300 Alumina Limited, Sponsored ADR                                    72,039

 4,300 AngloGold Ashanti Limited, Sponsored ADR                         212,119

18,500 Apex Silver Mines Limited, (1)                                   294,150

 2,300 Banro Corporation, (1)                                            19,481

11,900 Barrick Gold Corporation                                         331,653

94,000 Bema Gold Corporation, (1)                                       273,540

22,700 Crystallex International Corporation, (1)                         49,032

18,000 Eldorado Gold Corporation, (1)                                    88,200

30,700 Entree Gold Inc., (1)                                             47,585

 1,200 Falconbridge Limited                                              35,556

 3,800 Gammon Lake Resources Inc., (1)                                   45,220

   400 Inco Limited                                                      17,428

15,000 Ivanhoe Mines Limited, (1)                                       107,850

 6,000 Lihir Gold Limited, Sponsored ADR, (1)                           192,420


----
20

Shares Description                                                        Value
-------------------------------------------------------------------------------
       Metals & Mining (continued)

 1,200 Lonmin PLC, Sponsored ADR                                    $    33,420

 1,100 Newmont Mining Corporation                                        58,740

 9,100 Orezone Resources Inc., (1)                                       17,199

 4,000 Placer Dome Inc.                                                  91,720

41,800 Rio Narcea Gold Mines Ltd, (1)                                    56,848
-------------------------------------------------------------------------------
       Total Metals & Mining                                          2,044,200
-------------------------------------------------------------------------------
       Multi-Utilities - 1.9%

11,400 Puget Energy Inc.                                                232,788
-------------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels - 1.0%

   132 Kerr-McGee Corporation                                            11,994

 2,400 Nexen Inc.                                                       114,312
-------------------------------------------------------------------------------
       Total Oil, Gas & Consumable Fuels                                126,306
-------------------------------------------------------------------------------
       Paper & Forest Products - 3.3%

30,500 Domtar Inc.                                                      176,290

19,700 Wausau Paper Corp.                                               233,445
-------------------------------------------------------------------------------
       Total Paper & Forest Products                                    409,735
-------------------------------------------------------------------------------
       Real Estate - 0.8%

17,800 MFA Mortgage Investments, Inc.                                   101,460
-------------------------------------------------------------------------------
       Road & Rail - 3.1%

 4,700 Union Pacific Corporation                                        378,397
-------------------------------------------------------------------------------
       Specialty Retail - 0.4%

   800 CDW Corporation                                                   46,056
-------------------------------------------------------------------------------
       Total Common Stocks (cost $7,866,542)                          8,699,571
       -----------------------------------------------------------------------

      Shares Description                                                  Coupon          Ratings/(2)/   Value
--------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) SECURITIES - 0.3%

             Metals & Mining - 0.3%

         800 Freeport McMoran Copper & Gold, Inc., Series II              0.000%                   B-   40,960
--------------------------------------------------------------------------------------------------------------
             Total $25 Par (or similar) Securities (cost $34,534)                                       40,960
             -----------------------------------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings/(2)/   Value
--------------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 17.3%

             Airlines - 0.4%

        $ 48 JetBlue Airways Corporation                                  3.500%  7/15/33          B2   44,100
--------------------------------------------------------------------------------------------------------------
             Auto Components - 2.8%

         806 Lear Corporation                                             0.000%  2/20/22         BB+  349,603
--------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies - 1.5%

         207 Allied Waste Industries, Inc.                                4.250%  4/15/34          B+  180,090
--------------------------------------------------------------------------------------------------------------
             Computers & Peripherals - 2.3%

         132 Adaptec Inc.                                                 0.750% 12/22/23        CCC+  113,850

         181 Quantum Corporation                                          4.375%  8/01/10           B  174,439
--------------------------------------------------------------------------------------------------------------
         313 Total Computers & Peripherals                                                             288,289
--------------------------------------------------------------------------------------------------------------

----
21

Portfolio of Investments (Unaudited)
NUVEEN NWQ VALUE OPPORTUNITIES FUND (continued)
December 31, 2005

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings/(2)/       Value
------------------------------------------------------------------------------------------------------------------
             Electrical Equipment - 2.9%

      $  485 GrafTech International Limited                               1.625%  1/15/24          B2  $   354,656
------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services - 0.4%

          50 Genesis Healthcare Corporation                               2.500%  3/15/25          B-       45,688
------------------------------------------------------------------------------------------------------------------
             Machinery - 0.5%

          84 SPX Corporation (WI/DD, Settling 2/13/06)                    0.000%  2/06/21         BB+       55,860
------------------------------------------------------------------------------------------------------------------
             Media - 1.4%

         181 Echostar Communications Corporation, Convertible             5.750%  5/15/08           B      177,380
              Subordinated Notes
------------------------------------------------------------------------------------------------------------------
             Metals & Mining - 0.7%

         115 Apex Silver Mines Limited                                    2.875%  3/15/24         N/R       87,113
------------------------------------------------------------------------------------------------------------------
             Semiconductors & Equipment - 4.4%

         184 Axcelis Technologies Inc.                                    4.250%  1/15/07         N/R      175,260

         117 FEI Company, Convertible Notes                               5.500%  8/15/08          B-      116,415

         179 International Rectifier Corporation, Convertible             4.250%  7/15/07          B+      171,840
              Subordinated Notes

          82 TriQuint Semiconductor, Inc.                                 4.000%  3/01/07         N/R       80,460
------------------------------------------------------------------------------------------------------------------

         562 Total Semiconductors & Equipment                                                              543,975
------------------------------------------------------------------------------------------------------------------
      $2,851 Total Convertible Bonds (cost $2,124,146)                                                   2,126,754
------------------------------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 13.8%

             Repurchase Agreement with State Street Bank, dated           3.250%  1/03/06          --    1,693,113
              12/30/05, repurchase price $1,693,724, collateralized by
              $1,260,000 U.S. Treasury Bonds, 7.875%, due 2/15/21,
      $1,693  valued at $1,732,500
------------ ---------------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,693,113)                                              1,693,113
             ---------------------------------------------------------------------------------------------------
             Total Investments (cost $11,718,335) - 102.2%                                              12,560,398
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (2.2)%                                                      (266,065)
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                         $12,294,333
             ---------------------------------------------------------------------------------------------------

           N/R Investment is not rated.
         WI/DD Security purchased on a when-issued or delayed delivery basis.
           ADR American Depositary Receipt.
           (1) Non-income producing.
           (2) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                                See accompanying notes to financial statements.

----
22

Statement of Assets and Liabilities (Unaudited)
December 31, 2005

                                                                                                      Small-Cap     Global
                                                                                                          Value      Value
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $8,223,290, $4,472,094 and $10,025,222, respectively)                   $8,618,335  $4,792,327
Short-term investments (at cost, which approximates market value)                                      531,214     555,398
Receivables:
  Dividends                                                                                             20,513      10,223
  Fund manager                                                                                           1,608       3,570
  Interest                                                                                                  96          50
  Investments sold                                                                                          --          --
  Reclaims                                                                                                  --         209
  Shares sold                                                                                          135,775     165,201
Other assets                                                                                                24          20
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                     9,307,565   5,526,998
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                     --     108,039
  Shares redeemed                                                                                           --         650
Accrued expenses:
  Management fees                                                                                           --          --
  12b-1 distribution and service fees                                                                    1,841       1,388
  Other                                                                                                  6,658      12,106
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                    8,499     122,183
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $9,299,066  $5,404,815
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                          $3,814,882  $1,587,685
Shares outstanding                                                                                     165,070      69,913
Net asset value per share                                                                           $    23.11  $    22.71
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                   $    24.52  $    24.10
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                          $   79,547  $   93,759
Shares outstanding                                                                                       3,457       4,149
Net asset value and offering price per share                                                        $    23.01  $    22.60
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                          $1,403,609  $1,356,617
Shares outstanding                                                                                      60,934      60,013
Net asset value and offering price per share                                                        $    23.03  $    22.61
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                          $4,001,028  $2,366,754
Shares outstanding                                                                                     173,025     104,087
Net asset value and offering price per share                                                        $    23.12  $    22.74
---------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                     $8,874,645  $5,045,310
Undistributed (Over-distribution of) net investment income                                              (3,287)      4,382
Accumulated net realized gain (loss) from investments and foreign currency transactions                 32,663      34,650
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities
 denominated in foreign currencies                                                                     395,045     320,473
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $9,299,066  $5,404,815
---------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $8,223,290, $4,472,094 and $10,025,222, respectively)                     $10,867,285
Short-term investments (at cost, which approximates market value)                                       1,693,113
Receivables:
  Dividends                                                                                                13,956
  Fund manager                                                                                                 --
  Interest                                                                                                 23,274
  Investments sold                                                                                        111,585
  Reclaims                                                                                                     --
  Shares sold                                                                                             310,072
Other assets                                                                                                   31
------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                       13,019,316
------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                   706,950
  Shares redeemed                                                                                              65
Accrued expenses:
  Management fees                                                                                           1,020
  12b-1 distribution and service fees                                                                       3,741
  Other                                                                                                    13,207
------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                     724,983
------------------------------------------------------------------------------------------------------------------
Net assets                                                                                            $12,294,333
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                            $ 5,808,706
Shares outstanding                                                                                        240,462
Net asset value per share                                                                             $     24.16
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                     $     25.63
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                            $   234,980
Shares outstanding                                                                                          9,780
Net asset value and offering price per share                                                          $     24.03
------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                            $ 3,417,166
Shares outstanding                                                                                        142,213
Net asset value and offering price per share                                                          $     24.03
------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                            $ 2,833,481
Shares outstanding                                                                                        117,238
Net asset value and offering price per share                                                          $     24.17
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                       $11,410,981
Undistributed (Over-distribution of) net investment income                                                 (2,371)
Accumulated net realized gain (loss) from investments and foreign currency transactions                    43,660
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities
 denominated in foreign currencies                                                                        842,063
------------------------------------------------------------------------------------------------------------------
Net assets                                                                                            $12,294,333
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
23

Statement of Operations (Unaudited)
Six Months Ended December 31, 2005

                                                                                                  Small-Cap     Global
                                                                                                      Value      Value
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $33, $2,397 and $2,251, respectively)                    $ 36,407  $ 27,406
Interest                                                                                             13,292     2,338
-----------------------------------------------------------------------------------------------------------------------
Total investment income                                                                              49,699    29,744
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                      19,762    16,026
12b-1 service fees - Class A                                                                          1,126       552
12b-1 distribution and service fees - Class B                                                           256       261
12b-1 distribution and service fees - Class C                                                         2,748     2,652
Shareholders' servicing agent fees and expenses                                                         561       694
Custodian's fees and expenses                                                                        10,388    10,830
Trustees' fees and expenses                                                                              71        71
Professional fees                                                                                     2,825     2,824
Shareholders' reports - printing and mailing expenses                                                 8,404     8,939
Federal and state registration fees                                                                     958       958
Other expenses                                                                                          684       680
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                 47,783    44,487
  Custodian fee credit                                                                               (2,706)   (3,880)
  Expense reimbursement                                                                             (18,900)  (17,714)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                         26,177    22,893
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                23,522     6,851
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency transactions                          43,183    66,999
Net change in unrealized appreciation (depreciation) of investments and translation of assets and
 liabilities denominated in foreign currencies                                                      373,033   260,048
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                             416,216   327,047
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                              $439,738  $333,898
-----------------------------------------------------------------------------------------------------------------------

                                                                                                          Value
                                                                                                  Opportunities
----------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $33, $2,397 and $2,251, respectively)                        $ 25,270
Interest                                                                                                 30,232
----------------------------------------------------------------------------------------------------------------
Total investment income                                                                                  55,502
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                          26,633
12b-1 service fees - Class A                                                                              2,118
12b-1 distribution and service fees - Class B                                                               323
12b-1 distribution and service fees - Class C                                                             6,173
Shareholders' servicing agent fees and expenses                                                           1,543
Custodian's fees and expenses                                                                            11,356
Trustees' fees and expenses                                                                                  76
Professional fees                                                                                         2,824
Shareholders' reports - printing and mailing expenses                                                    13,092
Federal and state registration fees                                                                         958
Other expenses                                                                                              685
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                     65,781
  Custodian fee credit                                                                                   (3,122)
  Expense reimbursement                                                                                 (23,998)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                             38,661
----------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    16,841
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency transactions                              92,398
Net change in unrealized appreciation (depreciation) of investments and translation of assets and
 liabilities denominated in foreign currencies                                                          804,169
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                 896,567
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                  $913,408
----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
24

Statement of Changes in Net Assets (Unaudited)


                                                        Small-Cap Value                    Global Value
                                               --------------------------------- ---------------------------------
                                                                  For the Period                    For the Period
                                                                        12/09/04                          12/09/04
                                                                   (commencement                     (commencement
                                               Six Months Ended   of operations) Six Months Ended   of operations)
                                                       12/31/05  through 6/30/05         12/31/05  through 6/30/05
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                $   23,522       $    8,217       $    6,851       $   12,879
Net realized gain (loss) from investments and
 foreign currency transactions                           43,183           56,606           66,999              815
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of assets and liabilities denominated in
 foreign currencies                                     373,033           22,013          260,048           60,425
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                             439,738           86,836          333,898           74,119
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                               (12,610)              --           (3,808)              --
  Class B                                                    --               --               --               --
  Class C                                                    --               --               --               --
  Class R                                               (22,416)              --          (11,540)              --
From accumulated net realized gains:
  Class A                                               (22,461)              --           (6,911)              --
  Class B                                                  (906)              --             (692)              --
  Class C                                               (14,793)              --           (8,414)              --
  Class R                                               (29,134)              --          (17,209)              --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                          (102,320)              --          (48,574)              --
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                          6,935,438        2,000,000        3,034,777        2,000,000
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                    42,562               --           18,101               --
-------------------------------------------------------------------------------------------------------------------
                                                      6,978,000        2,000,000        3,052,878        2,000,000
Cost of shares redeemed                                (103,188)              --           (7,506)              --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 Fund share transactions                              6,874,812        2,000,000        3,045,372        2,000,000
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 7,212,230        2,086,836        3,330,696        2,074,119
Net assets at the beginning of period                 2,086,836               --        2,074,119               --
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                      $9,299,066       $2,086,836       $5,404,815       $2,074,119
-------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period              $   (3,287)      $    8,217       $    4,382       $   12,879
-------------------------------------------------------------------------------------------------------------------

                                                      Value Opportunities
                                               ---------------------------------
                                                                  For the Period
                                                                        12/09/04
                                                                   (commencement
                                               Six Months Ended   of operations)
                                                       12/31/05  through 6/30/05
--------------------------------------------------------------------------------
Operations
Net investment income                               $    16,841       $   10,993
Net realized gain (loss) from investments and
 foreign currency transactions                           92,398           60,522
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of assets and liabilities denominated in
 foreign currencies                                     804,169           37,894
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                             913,408          109,409
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                               (15,989)              --
  Class B                                                    --               --
  Class C                                                    --               --
  Class R                                               (14,230)              --
From accumulated net realized gains:
  Class A                                               (51,530)              --
  Class B                                                (1,367)              --
  Class C                                               (27,359)              --
  Class R                                               (29,054)              --
--------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                          (139,529)              --
--------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                          9,350,660        2,000,000
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                    78,058               --
--------------------------------------------------------------------------------
                                                      9,428,718        2,000,000
Cost of shares redeemed                                 (17,673)              --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 Fund share transactions                              9,411,045        2,000,000
--------------------------------------------------------------------------------
Net increase (decrease) in net assets                10,184,924        2,109,409
Net assets at the beginning of period                 2,109,409               --
--------------------------------------------------------------------------------
Net assets at the end of period                     $12,294,333       $2,109,409
--------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period             $    (2,371)      $   11,007
--------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
25

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Small-Cap Value Fund ("Small-Cap Value"), Nuveen NWQ Global Value Fund ("Global Value") and Nuveen NWQ Value Opportunities Fund ("Value Opportunities") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase (currently from $50 million to $2 billion) that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At December 31, 2005, Value Opportunities had an outstanding delayed delivery purchase commitment of $55,073. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are


----
26
sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. To the extent that a Fund invests in such contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollars falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Transactions
Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued at the forward rate and are valued daily. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Other Derivative Financial Instruments
The Funds may also invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2005.


----
27

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                Small-Cap Value
                                                                    -------------------------------------------------
                                                                                         For the Period 12/09/04
                                                                      Six Months Ended   (commencement of operations)
                                                                          12/31/05        through 6/30/05
                                                                    -------------------  ----------------------------
                                                                      Shares      Amount  Shares          Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                           167,420  $3,815,409      125      $    2,500
  Class B                                                             3,463      77,005      125           2,500
  Class C                                                            60,622   1,333,593      125           2,500
  Class R                                                            73,687   1,709,431   99,625       1,992,500
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                             1,129      26,255       --              --
  Class B                                                                14         320       --              --
  Class C                                                               187       4,321       --              --
  Class R                                                               501      11,666       --              --
---------------------------------------------------------------------------------------------------------------------
                                                                    307,023   6,978,000  100,000       2,000,000
---------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (3,604)    (81,761)      --              --
  Class B                                                              (145)     (3,358)      --              --
  Class C                                                                --          --       --              --
  Class R                                                              (788)    (18,069)      --              --
---------------------------------------------------------------------------------------------------------------------
                                                                     (4,537)   (103,188)      --              --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                             302,486  $6,874,812  100,000      $2,000,000
---------------------------------------------------------------------------------------------------------------------


----
28

                                                                  Global Value
                                                     -------------------------------------------------
                                                                          For the Period 12/09/04
                                                       Six Months Ended   (commencement of operations)
                                                           12/31/05        through 6/30/05
                                                     -------------------  ----------------------------
                                                       Shares      Amount  Shares          Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             69,611  $1,545,146      125      $    2,500
  Class B                                              3,994      86,184      125           2,500
  Class C                                             59,597   1,302,852      125           2,500
  Class R                                              4,495     100,595   99,625       1,992,500
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                444      10,003       --              --
  Class B                                                 30         671       --              --
  Class C                                                291       6,477       --              --
  Class R                                                 42         950       --              --
------------------------------------------------------------------------------------------------------
                                                     138,504   3,052,878  100,000       2,000,000
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                               (267)     (5,798)      --              --
  Class B                                                 --          --       --              --
  Class C                                                 --          --       --              --
  Class R                                                (75)     (1,708)      --              --
------------------------------------------------------------------------------------------------------
                                                        (342)     (7,506)      --              --
------------------------------------------------------------------------------------------------------
Net increase (decrease)                              138,162  $3,045,372  100,000      $2,000,000
------------------------------------------------------------------------------------------------------

                                                               Value Opportunities
                                                     -------------------------------------------------
                                                                          For the Period 12/09/04
                                                       Six Months Ended   (commencement of operations)
                                                           12/31/05        through 6/30/05
                                                     -------------------  ----------------------------
                                                       Shares      Amount  Shares          Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            238,512  $5,492,675      125      $    2,500
  Class B                                              9,637     223,098      125           2,500
  Class C                                            141,617   3,231,412      125           2,500
  Class R                                             17,395     403,475   99,625       1,992,500
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              2,386      56,429       --              --
  Class B                                                 18         420       --              --
  Class C                                                685      15,957       --              --
  Class R                                                221       5,252       --              --
------------------------------------------------------------------------------------------------------
                                                     410,471   9,428,718  100,000       2,000,000
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                               (561)    (12,888)      --              --
  Class B                                                 --          --       --              --
  Class C                                               (214)     (4,710)      --              --
  Class R                                                 (3)        (75)      --              --
------------------------------------------------------------------------------------------------------
                                                        (778)    (17,673)      --              --
------------------------------------------------------------------------------------------------------
Net increase (decrease)                              409,693  $9,411,045  100,000      $2,000,000
------------------------------------------------------------------------------------------------------

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the six months ended December 31, 2005, were as follows:

                                  Small-Cap     Global         Value
                                      Value      Value Opportunities
            --------------------------------------------------------
            Purchases            $6,542,163 $2,846,783    $8,741,704
            Sales and maturities    364,964    301,798       724,667
            --------------------------------------------------------


----
29

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments was as follows:

                                 Small-Cap     Global         Value
                                     Value      Value Opportunities
            -------------------------------------------------------
            Cost of investments $8,754,504 $5,027,492   $11,719,806
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2005, were as follows:

                                                           Small-Cap    Global         Value
                                                               Value     Value Opportunities
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 566,125  $390,077       $932,148
  Depreciation                                             (171,080)  (69,844)       (91,556)
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $ 395,045  $320,233       $840,592
---------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at June 30, 2005, the Funds' last fiscal year end, were as follows:


                                             Small-Cap  Global         Value
                                                 Value   Value Opportunities
   -------------------------------------------------------------------------
   Undistributed net ordinary income*          $64,990 $13,755       $72,958
   Undistributed net long-term capital gains        --      --            --
   -------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .8000%
              For the next $125 million                    .7875
              For the next $250 million                    .7750
              For the next $500 million                    .7625
              For the next $1 billion                      .7500
              For net assets over $2 billion               .7250
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
30

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. NWQ is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

At December 31, 2005, Nuveen owned 99,500 shares of Class R of Small-Cap Value, Global Value and Value Opportunities. At December 31, 2005, the Adviser owned 125 shares of each of Small-Cap Value's, Global Value's and Value
Opportunities' Class A, B, C and R.

During the six months ended December 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                      Small-Cap  Global         Value
                                          Value   Value Opportunities
           ----------------------------------------------------------
           Sales charges collected      $30,192 $10,569       $52,001
           Paid to authorized dealers    27,179   9,313        45,802
           ----------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                  Small-Cap  Global         Value
                                      Value   Value Opportunities
              ---------------------------------------------------
              ---------------------------------------------------
              Commission advances   $18,895 $15,051       $40,185
              ---------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                   Small-Cap Global         Value
                                       Value  Value Opportunities
               --------------------------------------------------
               --------------------------------------------------
               12b-1 fees retained    $2,975 $2,888        $6,473
               --------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2005, as follows:

                                Small-Cap Global         Value
                                    Value  Value Opportunities
                  --------------------------------------------
                  --------------------------------------------
                  CDSC retained    $   -- $   --           $47
                  --------------------------------------------

6. Subsequent Event - Sub-Adviser Reorganization

On or about March 1, 2006, NWQ will reorganize into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC ("Tradewinds"). As a result of this reorganization, Tradewinds will assume all of the sub-advisory responsibilities for Value Opportunities. With respect to Global Value, NWQ will continue to sub-advise the domestic portion of the Fund's portfolio and Tradewinds will assume sub-advisory responsibilities for the international portion of the Fund's portfolio. This reorganization will not impact NWQ's sub-advisory responsibilities for Small-Cap Value. This transition will not cause a change in the portfolio management of the Funds or their investment objectives or policies.


----
31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    ---------------------------
                                                                                                           Before Credit/
                                                                                                           Reimbursement
SMALL-CAP VALUE                                                                                         ------------------
                                                                                                                     Ratio
                                                                                                                    of Net
                                                                                                                   Invest-
                                                                                                                      ment
                                                                                                        Ratio of    Income
                                Net         Net                                                         Expenses    (Loss)
                Beginning   Invest-   Realized/           Net                  Ending            Ending       to        to
                      Net      ment  Unrealized       Invest-                     Net               Net  Average   Average
                    Asset    Income        Gain          ment  Capital          Asset     Total  Assets      Net       Net
                    Value (Loss)(a)      (Loss) Total  Income    Gains   Total  Value Return(b)   (000)   Assets    Assets
-----------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  2006(f)          $20.84     $ .26       $2.36 $2.62   $(.08)   $(.27) $(.35) $23.11     12.56% $3,815     2.42%*    1.04%*
  2005(e)           20.00       .05         .79   .84      --       --     --   20.84      4.20       3     2.85*     (.96)*
Class B (12/04)
  2006(f)           20.76        --        2.52  2.52      --     (.27)  (.27)  23.01     12.13      80     3.15*     (.99)*
  2005(e)           20.00      (.03)        .79   .76      --       --     --   20.76      3.80       3     3.60*    (1.70)*
Class C (12/04)
  2006(f)           20.76       .06        2.48  2.54      --     (.27)  (.27)  23.03     12.23   1,404     3.17*     (.54)*
  2005(e)           20.00      (.03)        .79   .76      --       --     --   20.76      3.80       3     3.60*    (1.70)*
Class R (12/04)
  2006(f)           20.87       .11        2.54  2.65    (.13)    (.27)  (.40)  23.12     12.69   4,001     2.20*     (.08)*
  2005(e)           20.00       .08         .79   .87      --       --     --   20.87      4.35   2,079     2.61*     (.72)*
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                 Ratios/Supplemental Data
                ----------------------------------------------------
                       After            After Credit/
                  Reimbursement(c)     Reimbursement(d)
SMALL-CAP VALUE ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                              ment                 ment
                Ratio of    Income   Ratio of    Income
                Expenses    (Loss)   Expenses    (Loss)
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
                     Net       Net        Net       Net    Turnover
                  Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (12/04)
  2006(f)           1.38%*    2.08%*     1.25%*    2.22%*        10%
  2005(e)           1.49*      .40*      1.42*      .47*         22
Class B (12/04)
  2006(f)           2.28*     (.13)*     2.15*      .01*         10
  2005(e)           2.24*     (.35)*     2.17*     (.28)*        22
Class C (12/04)
  2006(f)           2.22*      .41*      2.08*      .55*         10
  2005(e)           2.24*     (.35)*     2.17*     (.28)*        22
Class R (12/04)
  2006(f)           1.28*      .83*      1.15*      .97*         10
  2005(e)           1.25*      .64*      1.17*      .72*         22
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)For the six months ended December 31, 2005.

                                See accompanying notes to financial statements.

----
32

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations       Less Distributions
                     --------------------------- -----------------------                    ----------------------------
                                                                                                      Before Credit/
                                                                                                       Reimbursement
GLOBAL VALUE                                                                                       ------------------
                                                                                                                 Ratio
                                                                                                                of Net
                                                                                                               Invest-
                                                                                                                  ment
                                                                                                   Ratio of     Income
                           Net         Net                                                         Expenses     (Loss)
           Beginning   Invest-   Realized/           Net                  Ending            Ending       to         to
                 Net      ment  Unrealized       Invest-                     Net               Net  Average    Average
               Asset    Income        Gain          ment  Capital          Asset     Total  Assets      Net        Net
               Value (Loss)(a)      (Loss) Total  Income    Gains   Total  Value Return(b)   (000)   Assets     Assets
-------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  2006(f)     $20.71     $ .10       $2.13 $2.23   $(.06)   $(.17) $(.23) $22.71     10.76% $1,588     2.92%*    (.81)%*
  2005(e)      20.00       .10         .61   .71      --       --     --   20.71      3.55       3     2.87*     (.41)*
Class B (12/04)
  2006(f)      20.63      (.05)       2.19  2.14      --     (.17)  (.17)  22.60     10.38      94     3.57*    (1.83)*
  2005(e)      20.00       .01         .62   .63      --       --     --   20.63      3.15       3     3.62*    (1.16)*
Class C (12/04)
  2006(f)      20.63      (.02)       2.17  2.15      --     (.17)  (.17)  22.61     10.43   1,357     3.59*    (1.66)*
  2005(e)      20.00       .01         .62   .63      --       --     --   20.63      3.15       3     3.62*    (1.16)*
Class R (12/04)
  2006(f)      20.74       .05        2.23  2.28    (.11)    (.17)  (.28)  22.74     11.00   2,367     2.49*     (.73)*
  2005(e)      20.00       .13         .61   .74      --       --     --   20.74      3.70   2,066     2.59*     (.13)*
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
               After            After Credit/
          Reimbursement(c)     Reimbursement(d)
         ------------------   ------------------
GLOBAL VALUE
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
                         ment                 ment
           Ratio of    Income   Ratio of    Income
           Expenses    (Loss)   Expenses    (Loss)
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
                Net       Net        Net       Net    Turnover
             Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (12/04)
  2006(f)      1.43%*     .67%*     1.19%*     .91%*        10%
  2005(e)      1.72*      .74*      1.58*      .88*          6
Class B (12/04)
  2006(f)      2.42*     (.68)*     2.18*     (.44)*        10
  2005(e)      2.47*     (.01)*     2.33*      .13*          6
Class C (12/04)
  2006(f)      2.32*     (.38)*     2.08*     (.14)*        10
  2005(e)      2.47*     (.01)*     2.33*      .13*          6
Class R (12/04)
  2006(f)      1.52*      .24*      1.28*      .48*         10
  2005(e)      1.44*     1.02*      1.33*     1.13*          6
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)For the six months ended December 31, 2005.

                                See accompanying notes to financial statements.

----
33

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations       Less Distributions
                        -------------------------- -----------------------                    ----------------------------
                                                                                                        Before Credit/
                                                                                                         Reimbursement
VALUE OPPORTUNITIES                                                                                  ------------------
                                                                                                                   Ratio
                                                                                                                  of Net
                                                                                                                 Invest-
                                                                                                                    ment
                                                                                                     Ratio of     Income
                              Net        Net                                                         Expenses     (Loss)
             Beginning    Invest-  Realized/           Net                  Ending            Ending       to         to
                   Net       ment Unrealized       Invest-                     Net               Net  Average    Average
                 Asset     Income       Gain          ment  Capital          Asset     Total  Assets      Net        Net
                 Value  (Loss)(a)     (Loss) Total  Income    Gains   Total  Value Return(b)   (000)   Assets     Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  2006(f)       $21.07       $.12      $3.30 $3.42   $(.07)   $(.26) $(.33) $24.16     16.26% $5,809     2.38%*    (.03)%*
  2005(e)        20.00        .08        .99  1.07      --       --     --   21.07      5.35       3     3.12*    (1.10)*
Class B (12/04)
  2006(f)        20.98        .03       3.28  3.31      --     (.26)  (.26)  24.03     15.82     235     3.16*     (.86)*
  2005(e)        20.00         --        .98   .98      --       --     --   20.98      4.90       3     3.87*    (1.85)*
Class C (12/04)
  2006(f)        20.98        .01       3.30  3.31      --     (.26)  (.26)  24.03     15.82   3,417     3.11*     (.95)*
  2005(e)        20.00         --        .98   .98      --       --     --   20.98      4.90       3     3.87*    (1.85)*
Class R (12/04)
  2006(f)        21.09        .07       3.39  3.46    (.12)    (.26)  (.38)  24.17     16.45   2,833     2.13*     (.32)*
  2005(e)        20.00        .11        .98  1.09      --       --     --   21.09      5.45   2,102     2.86*     (.84)*
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
             Ratios/Supplemental Data
             ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
            ------------------   ------------------
VALUE OPPORTUNITIES
                          Ratio                Ratio
                         of Net               of Net
                        Invest-              Invest-
                           ment                 ment
             Ratio of    Income   Ratio of    Income
             Expenses    (Loss)   Expenses    (Loss)
                   to        to         to        to
              Average   Average    Average   Average   Portfolio
                  Net       Net        Net       Net    Turnover
               Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------
Class A (12/04)
  2006(f)        1.42%*     .93%*     1.31%*    1.04%*        15%
  2005(e)        1.51*      .52*      1.30*      .73*         45
Class B (12/04)
  2006(f)        2.17*      .14*      2.05*      .26*         15
  2005(e)        2.26*     (.23)*     2.05*     (.02)*        45
Class C (12/04)
  2006(f)        2.21*     (.06)*     2.09*      .06*         15
  2005(e)        2.26*     (.23)*     2.05*     (.02)*        45
Class R (12/04)
  2006(f)        1.29*      .52*      1.17*      .63*         15
  2005(e)        1.24*      .77*      1.05*      .97*         45
-----------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)For the six months ended December 31, 2005.

                                See accompanying notes to financial statements.

----
34

                                     Notes

--------------------------------------------------------------------------------
35

                                     Notes

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager              Legal Counsel                     Transfer Agent and
Nuveen Asset Management   Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive     Chicago, IL                       Boston Financial
Chicago, IL 60606                                           Data Services
                          Independent Registered            Nuveen Investor Services
Sub-Adviser               Public Accounting Firm            P.O. Box 8530
NWQ Investment Management PricewaterhouseCoopers LLP        Boston, MA 02266-8530
Company, LLC              Chicago, IL                       (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067     Custodian
                          State Street Bank & Trust Company
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.


Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
================================================================================

Distribution Information: Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund designate 19.40%, 40.72% and 11.87%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 21.45%, 100.00% and 27.68%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-NWQ-1205D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date March 8, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date March 8, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date March 8, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.